UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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BBX Capital Corporation

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BBX Capital Corporation
401 East Las Olas Boulevard, Suite 800
Fort Lauderdale, Florida 33301
April 30, 2014
Dear Shareholder:
You are cordially invited to attend the Annual Meeting of Shareholders of BBX Capital Corporation, which will be held on June 12, 2014 at 10:00 a.m., local time, at the Tower Club, 100 SE Third Ave., One Financial Plaza, Regions Bank Building, 28th Floor, Fort Lauderdale, Florida 33301.
Please read these materials so that you will know what we plan to do at the Annual Meeting. Also, please sign and return the accompanying proxy card in the postage-paid envelope or otherwise transmit your voting instructions as described on the accompanying proxy card. This way, your shares will be voted as you direct even if you cannot attend the Annual Meeting.
On behalf of your Board of Directors and our employees, I would like to express our appreciation for your continued support.

Sincerely,

Alan B. Levan
Chairman of the Board

BBX Capital Corporation
401 East Las Olas Boulevard, Suite 800
Fort Lauderdale, Florida 33301

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on June 12, 2014

Notice is hereby given that the Annual Meeting of Shareholders of BBX Capital Corporation (the “Company”) will be held at the Tower Club, 100 SE Third Ave., One Financial Plaza, Regions Bank Building, 28th Floor, Fort Lauderdale, Florida 33301, on June 12, 2014, commencing at 10:00 a.m., local time, for the following purposes:
1.
  To elect seven directors to the Company’s Board of Directors to serve until the Company’s 2015 Annual Meeting of Shareholders.
2.
  To approve the BBX Capital Corporation 2014 Stock Incentive Plan.
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  To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.
The matters listed above are more fully described in the Proxy Statement that forms a part of this Notice of Meeting.
Only record holders of the Company’s Class A Common Stock or Class B Common Stock at the close of business on April 29, 2014 are entitled to notice of, and to vote at, the Annual Meeting.

Sincerely yours,

Alan B. Levan
Chairman of the Board

Fort Lauderdale, Florida
April 30, 2014
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. THEREFORE, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED OR OTHERWISE TRANSMIT YOUR VOTING INSTRUCTIONS AS DESCRIBED ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED FOR THE PROXY CARD IF MAILED IN THE UNITED STATES.

BBX Capital Corporation
401 East Las Olas Boulevard, Suite 800
Fort Lauderdale, Florida 33301

PROXY STATEMENT

The Board of Directors of BBX Capital Corporation (the “Company”) is soliciting proxies to be used at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at the Tower Club, 100 SE Third Ave., One Financial Plaza, Regions Bank Building, 28th Floor, Fort Lauderdale, Florida 33301, on June 12, 2014, at 10:00 a.m., local time, and at any and all postponements or adjournments of the Annual Meeting, for the purposes set forth in the accompanying Notice of Meeting.
This Proxy Statement and the accompanying Notice of Meeting and proxy card are first being mailed to shareholders on or about May 5, 2014.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING
What is the purpose of the Annual Meeting?
At the Annual Meeting, shareholders will be asked to consider and vote upon the election of seven directors to the Company’s Board of Directors and to approve the BBX Capital Corporation 2014 Stock Incentive Plan (the “2014 Stock Incentive Plan”). In addition, although the Board of Directors is not aware of any other matters to be presented at the Annual Meeting, if any other matters are properly brought before the Annual Meeting, shareholders will be asked to consider and vote upon such matters. Also, management will be available to report on the Company’s performance during the year ended December 31, 2013 and respond to appropriate questions from shareholders.
Who is entitled to vote at the meeting?
Record holders of the Company’s Class A Common Stock and record holders of the Company’s Class B Common Stock as of the close of business on April 29, 2014 (the “Record Date”) may vote at the Annual Meeting. As of the close of business on the Record Date, 17,088,390 shares of Class A Common Stock and 195,045 shares of Class B Common Stock were outstanding and, thus, will be eligible to vote at the Annual Meeting.
What are the voting rights of the holders of Class A Common Stock and Class B Common Stock?
Holders of Class A Common Stock and holders of Class B Common Stock will vote as one class on both the election of directors and the proposal to approve the Company’s 2014 Stock Incentive Plan. Additionally, in most cases, holders of Class A Common Stock and holders of Class B Common Stock will vote as one class on any other matters properly brought before the Annual Meeting. Holders of Class A Common Stock are entitled to one vote per share on each matter, with all holders of Class A Common Stock having in the aggregate 53% of the general voting power. The number of votes represented by each share of Class B Common Stock, which represents in the aggregate 47% of the general voting power, is calculated each year in accordance with the Company’s Restated Articles of Incorporation. At this year’s Annual Meeting, each outstanding share of Class B Common Stock will be entitled to 77.69 votes on each matter. BFC Financial Corporation (“BFC”) is the sole holder of the outstanding shares of the Company’s Class B Common Stock.
What constitutes a quorum?
The presence at the Annual Meeting, in person or by proxy, of the holders of shares representing a majority of the aggregate voting power (as described above) of the Class A Common Stock and Class B Common Stock outstanding as of the close of business on the Record Date will constitute a quorum, permitting the conduct of business at the Annual Meeting.

What is the difference between a shareholder of record and a “street name” holder?
If your shares are registered directly in your name with American Stock Transfer & Trust Company, LLC, the Company’s stock transfer agent (“AST”), you are considered the shareholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares but not the shareholder of record, and your shares are held in “street name.”
How do I vote my shares?
If you are a shareholder of record, you can give a proxy to be voted at the Annual Meeting by mailing the enclosed proxy card or by transmitting your voting instructions by telephone or internet as described on the enclosed proxy card. You may also vote your shares at the Annual Meeting by completing a ballot at the Annual Meeting.
If you hold your shares in “street name,” you must vote your shares in the manner prescribed by your broker, bank or other nominee. Your broker, bank or other nominee has enclosed or provided a voting card for you to use in providing your voting instructions.
Can I vote my shares in person at the Annual Meeting?
If you are a shareholder of record, you may vote your shares in person at the Annual Meeting by completing a ballot at the Annual Meeting. However, if you are a “street name” holder, you may vote your shares in person at the Annual Meeting only if you obtain a signed proxy from your broker, bank or other nominee giving you the right to vote the shares.
Shareholders who wish to attend the Annual Meeting may contact the Company’s Investor Relations department at (954) 940-4000 for directions. Even if you currently plan to attend the Annual Meeting, the Company recommends that you also submit your vote by proxy or by providing your voting instructions to your broker, bank or other nominee as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.
What are my choices when voting?
You may vote for all of the director nominees, or your vote may be withheld with respect to one or more of the director nominees. The proposal related to the election of directors is described in this Proxy Statement beginning on page 10.
In addition, you may vote for or against, or abstain from voting on, the proposal to approve the Company’s 2014 Stock Incentive Plan. The proposal related to the Company’s 2014 Stock Incentive Plan is described in this Proxy Statement beginning on page 22.
What is the Board’s voting recommendation?
The Board of Directors recommends that you vote your shares FOR ALL of the director nominees and FOR the approval of the Company’s 2014 Stock Incentive Plan.
What if I do not specify on my proxy card how I want my shares voted?
If you execute and mail in your proxy card but do not specify on your proxy card how you want to vote your shares, your shares will be voted FOR ALL of the director nominees and FOR the approval of the Company’s 2014 Stock Incentive Plan. Although the Board of Directors is not aware of any other matters to be presented at the Annual Meeting, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy card will vote the proxies in accordance with their best judgment on those matters.
Can I change my vote?
Yes. You can change your vote at any time before your proxy is voted at the Annual Meeting. If you are the record owner of your shares, you can do this in one of three ways. First, you can send a signed written notice to the Company’s Secretary stating that you would like to revoke your proxy. Second, you can submit a new valid proxy bearing a later date or transmit new voting instructions by telephone or internet. Third, you can attend the Annual Meeting and vote in person. However, attendance at the Annual Meeting will not, in and of itself, constitute revocation of a previously executed proxy.
If you are not the record owner of your shares and your shares are held in “street name,” you must contact your broker, bank or other nominee to find out how to change your vote.
What vote is required for a director nominee to be elected?
The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for a director nominee to be elected. A properly executed proxy marked to withhold a vote with respect to the election of one or more director nominees will not be voted with respect to the nominee or nominees indicated, although it will be counted for purposes of determining whether or not a quorum exists.
With respect to the Company’s 2014 Stock Incentive Plan, the affirmative vote of a majority of the votes cast on the proposal will be required for approval. Since abstentions are treated for these purposes as votes cast on the proposal, abstentions will effectively count as votes against the Company’s 2014 Stock Incentive Plan.
If my shares are held in street name, will my broker, bank or other nominee vote my shares for me?
No. If you hold your shares in “street name” through a broker, bank or other nominee, whether your broker, bank or other nominee may vote your shares in its discretion depends on the proposals before the Annual Meeting. The Company’s Class A Common Stock is currently listed for trading on the New York Stock Exchange (the “NYSE”). Under the rules of the NYSE, if you do not provide your broker, bank or other nominee with voting instructions with respect to your shares, your broker, bank or other nominee may vote your shares in its discretion only on “routine matters.” Neither the proposal relating to the election of directors nor the proposal to approve the Company’s 2014 Stock Incentive Plan is considered a “routine matter” under the rules of the NYSE. Accordingly, your broker, bank or other nominee will not have discretion to vote your shares at the Annual Meeting if you do not provide voting directions with respect to such proposal.
What are broker non-votes?
Broker non-votes occur when a broker, bank or other nominee has discretion to vote on one or more proposals at a meeting but does not have discretion to vote on other matters at the meeting. Because brokers, banks and other nominees will not have discretion to vote on any items of business at the Annual Meeting if they have not received voting instructions from their clients, there will not be broker non-votes on any matter presented at the Annual Meeting.
Are there any other matters to be acted upon at the Annual Meeting?
The Company does not know of any other matters to be presented or acted upon at the Annual Meeting. If any other matter is presented at the Annual Meeting on which a vote may properly be taken, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.

CORPORATE GOVERNANCE
Pursuant to the Company’s Amended and Restated Bylaws and the Florida Business Corporation Act, the Company’s business and affairs are managed under the direction of the Board of Directors. Directors are kept informed of the Company’s business through discussions with management, including the Company’s Chief Executive Officer and other senior officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.
Determination of Director Independence
The Company’s Board of Directors has determined that Norman H. Becker, Steven M. Coldren, Bruno L. Di Giulian, Willis N. Holcombe, Anthony P. Segreto and Charlie C. Winningham, II, who together comprise a majority of the Board, are independent under applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and the listing standards of the NYSE. The Board made such independence determinations based on a review of transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates, as well as transactions and relationships between each director or his affiliates and members of the Company’s senior management or their affiliates, including the transactions and relationships described below. To assist the Board in making its independence determinations, the Board adopted the following categorical standards of relationships that, in the Board’s opinion, do not constitute material relationships that impair a director’s independence: (i) serving on third party boards of directors with other members of the Board; (ii) payments or charitable gifts by the Company to entities with which a director is an executive officer or employee where such payments do not exceed the greater of $1 million or 2% of such entity’s consolidated gross revenues; and (iii) investments by directors in common with each other or the Company. In addition, with respect to Messrs. Becker, Coldren, Di Giulian and Segreto, the Board specifically discussed and considered the following relationships, each of which the Board determined did not constitute a material relationship that would impair the director’s independence:
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  Mr. Becker served on the Board of Directors of Benihana Inc. (“Benihana”) until August 2012 when Benihana was acquired by Safflower Holdings Corp. (“Safflower”). Prior to the completion of that transaction, Alan B. Levan, the Company’s Chairman and Chief Executive Officer, and John E. Abdo, the Company’s Vice Chairman, served as members of Benihana’s Board of Directors. BFC, which holds shares of the Company’s Class A Common Stock and Class B Common Stock representing approximately 51% of the total outstanding equity of the Company and 72% of the total voting power of the Company, also held a significant investment in Benihana until that time. In addition, Mr. Becker serves on the Board of Directors of Bluegreen Corporation (“Bluegreen”) with Alan B. Levan and John E. Abdo. Bluegreen was a publicly traded company with common stock listed on the NYSE until April 2013 when Woodbridge Holdings, LLC (“Woodbridge”) acquired all of the shares of Bluegreen’s common stock not previously owned by Woodbridge in a cash merger transaction. Prior to that transaction, Woodbridge, which was a wholly owned subsidiary of BFC until the closing of the transaction, owned approximately 54% of the outstanding shares of Bluegreen’s common stock. In connection with the financing of the transaction, the Company invested $71.75 million in Woodbridge in exchange for a 46% equity interest in Woodbridge. BFC continues to hold the remaining 54% of Woodbridge’s equity interests. See “Certain Relationships and Related Transactions” below for additional information regarding the Company’s investment in Woodbridge.
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  Mr. Coldren is the President of Business Information Systems, Inc., a company which currently leases (and, since 1985, has leased) office space from Abdo Companies, Inc. for approximately $84,000 per year, which was reported to the Board to approximate the market rate. Mr. Abdo is the President of Abdo Companies, Inc.
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  Prior to the Company’s sale of BankAtlantic, its former wholly owned banking subsidiary, to BB&T Corporation (“BB&T”) during July 2012, Mr. Di Giulian received $9,000 annually for his service as a trustee of the BankAtlantic Pension Fund. In addition, Mr. Di Giulian was an attorney with the law firm of Ruden, McClosky, Smith, Schuster & Russell, P.A. (“Ruden McClosky”) until October 2006. From that time until October 2011, Mr. Di Giulian received approximately $12,000 per year in residual compensation from Ruden McClosky. During 2011, the

Company and BFC paid fees to Ruden McClosky of approximately $250,000 and $19,000, respectively, in consideration for legal services provided by the law firm. From August 2009 through July 2013, Mr. Di Giulian served as a contract partner at the law firm of Conrad & Scherer, LLP. During the years ended December 31, 2012 and 2013, the Company paid fees to Conrad & Scherer, LLP of approximately $286,000 and $2,700,000, respectively. Mr. Di Giulian indicated to the Board that his compensation from Conrad & Scherer, LLP was solely based on matters on which he worked, which did not include any matters related to the Company, and therefore was not directly or indirectly tied to, and Mr. Di Giulian did not receive any portion of, the fees paid by the Company. Mr. Di Giulian also has a real estate sales license with a company that is affiliated with Mr. Abdo, but Mr. Di Giulian has not received any income or other compensation in connection with such relationship.
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  Mr. Segreto is a member of the Advisory Board of the Nova Southeastern University H. Wayne Huizenga School of Business and Entrepreneurship. Alan B. Levan, Chairman and Chief Executive Officer of the Company, is a Trustee of Nova Southeastern University and the Chairman of its Finance Committee. In addition, Jarett S. Levan, the President and a director of the Company, Seth M. Wise, Executive Vice President of the Company, and Mr. Segreto serve on the Ambassadors Board of Nova Southeastern University.
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  Mr. Segreto served as a consultant to BankAtlantic until the completion of the Company’s sale of BankAtlantic to BB&T during July 2012 and received $30,000 per year from BankAtlantic for those consulting services. Mr. Segreto also received $9,000 annually for his service as a trustee of the BankAtlantic Pension Fund.
Committees of the Board of Directors and Meeting Attendance
The Company’s Board of Directors has established Audit, Compensation and Nominating/Corporate Governance Committees. The Board has adopted a written charter for each of the Audit, Compensation and Nominating/Corporate Governance Committees as well as Corporate Governance Guidelines that address the make-up and functioning of the Board. The Board has also adopted a Code of Business Conduct and Ethics that applies to all of the Company’s directors, officers and employees. The committee charters, Corporate Governance Guidelines and Code of Business Conduct and Ethics are posted in the “Investor Relations” section of the Company’s website at www.bbxcapital.com, and each is available in print without charge to any shareholder.
The Board of Directors met twelve times during 2013. Each member of the Board attended at least 75% of the meetings of the Board and committees on which he served during 2013. In addition, five of the nine members of the Board attended the Company’s 2013 Annual Meeting of Shareholders, although the Company has no formal policy requiring them to do so.
The Audit Committee
From January 1, 2013 through April 3, 2013, the Audit Committee consisted of D. Keith Cobb, Chairman, Steven M. Coldren and David A. Lieberman. Mr. Cobb resigned from the Board on April 3, 2013. Norman H. Becker, who joined the Board in May 2013, was subsequently appointed to the Audit Committee to fill the vacancy created by Mr. Cobb’s resignation. Mr. Becker was also appointed Chairman of the Audit Committee. When Mr. Lieberman resigned from the Board on June 4, 2013, Bruno L. Di Giulian was subsequently appointed to the Audit Committee to fill the vacancy created by his resignation. As a result, the Audit Committee is currently comprised of Norman H. Becker, Chairman, Steven M. Coldren and Bruno L. Di Giulian. The Audit Committee met eight times during 2013.
The Board has determined that each member of the Audit Committee is “financially literate” and “independent” under applicable rules and regulations of the SEC and the listing standards of the NYSE. The Board also determined that Mr. Becker is qualified as an “audit committee financial expert,” as defined in Item 407 of Regulation S-K promulgated by the SEC, and has “accounting and related financial management expertise” within the meaning of the listing standards of the NYSE.
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent auditor. Additionally, the Audit Committee assists Board oversight of: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the qualifications, performance and independence of the Company’s independent auditor; and (iv) the performance of the Company’s internal audit function. In connection with these oversight functions, the Audit Committee receives reports from the Company’s internal audit group, periodically meets with management and the Company’s independent auditor to receive information concerning internal control over financial reporting and any deficiencies in such control, and has adopted a complaint monitoring procedure that enables confidential and anonymous reporting to the Audit Committee of concerns regarding questionable accounting or auditing matters. A report from the Audit Committee is included in this Proxy Statement on page 28.
The Compensation Committee
The Compensation Committee consists of, and during 2013 consisted of, Steven M. Coldren, Chairman, Charlie C. Winningham, II and Willis N. Holcombe. The Board has determined that each member of the Compensation Committee is “independent” within the meaning of the listing standards of the NYSE, including the additional independence requirements set forth therein pertaining to Compensation Committee members, and each is a “Non-Employee Director,” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”), and an “outside director,” as defined for purposes of Section 162(m) of the Internal Revenue Code of 1986 (the “Code”). The Compensation Committee met seven times during 2013.
The Compensation Committee provides assistance to the Board in fulfilling its responsibilities relating to the compensation of the Company’s executive officers. It reviews and determines the compensation of the Chief Executive Officer and determines or makes recommendations with respect to the compensation of the Company’s other executive officers. It also administers the Company’s equity-based compensation plans. Pursuant to its charter, the Compensation Committee has the authority to retain consultants to assist the Compensation Committee in its evaluation of executive compensation, as well as the sole authority to approve any such consultant’s fees and retention terms.
Section 162(m) of the Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to its chief executive officer and other employees (other than its chief financial officer) whose compensation is required to be reported to shareholders under the Exchange Act and the rules and regulations promulgated by the SEC thereunder. However, the statute exempts qualifying “performance-based compensation” from the deduction limit if certain requirements are met. The Compensation Committee believes that it is generally in the Company’s best interest to attempt to structure performance-based compensation, including stock options, performance-based restricted stock awards and annual bonuses, to executive officers who may be subject to Section 162(m) in a manner that satisfies the statute’s requirements. However, the Compensation Committee also recognizes the need to retain flexibility to make compensation decisions that may not meet Section 162(m) standards to assist the Company in its efforts to meet its overall objectives, even if the Company may not deduct all of the compensation. Accordingly, the Compensation Committee has approved and may in the future approve compensation arrangements for the Company’s executive officers that are not fully deductible. The compensation paid for the year ended December 31, 2013 pursuant to the employment agreements between the Company and its executive officers does not constitute “performance-based compensation” exempt from the $1,000,000 deduction limit of Section 162(m).
The Nominating/Corporate Governance Committee
The Nominating/Corporate Governance Committee consists of Steven M. Coldren, Chairman, Bruno L. Di Giulian and Charlie C. Winningham, II. D. Keith Cobb also served as a member of the Nominating/Corporate Governance Committee until his resignation from the Board on April 3, 2013. The Board has determined that each member of the Nominating/Corporate Governance Committee is “independent” within the meaning of the listing standards of the NYSE. The Nominating/Corporate Governance Committee met four times during 2013.
The Nominating/Corporate Governance Committee is responsible for: (i) assisting the Board of Directors in identifying individuals qualified to become directors; (ii) making recommendations of candidates for directorships; (iii) developing and recommending to the Board a set of corporate governance principles for the Company; (iv) overseeing the evaluation of the Board and management; (v) overseeing the selection, composition and evaluation of Board committees; and (vi) overseeing the management continuity and succession planning process.

The Nominating/Corporate Governance Committee reviews, following the end of the Company’s fiscal year, the composition of the Board of Directors and the ability of its current members to continue effectively as directors for the upcoming fiscal year. In the ordinary course, absent special circumstances or a change in the criteria for Board membership, the Nominating/Corporate Governance Committee will re-nominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If the Nominating/Corporate Governance Committee thinks it is in the Company’s best interest to nominate a new individual for director, or fill a vacancy on the Board which may exist from time to time, the Nominating/Corporate Governance Committee will seek out potential candidates for Board appointments who meet the criteria for selection as a nominee and have the specific qualities or skills being sought as follows. Generally, the Nominating/Corporate Governance Committee will identify candidates for directorships through the business and other organization networks of the directors and management. Candidates for director will be selected on the basis of the contributions the Nominating/Corporate Governance Committee believes that those candidates can make to the Board and to management, and on such other qualifications and factors as the Nominating/Corporate Governance Committee considers appropriate. Board candidates should have a reputation for honesty and integrity, strength of character, mature judgment and experience in positions with a high degree of responsibility. In addition to reviewing a candidate’s background and accomplishments, candidates for director are reviewed in the context of the current composition of the Board and the evolving needs of the Company. While the Board does not have a formal diversity policy and the Nominating/Corporate Governance Committee does not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of the Board, the Board prefers a mix of background and experience among its members. Accordingly, pursuant to the Company’s Corporate Governance Guidelines, the Nominating/Corporate Governance Committee, when assessing potential new directors, seeks individuals from diverse professional backgrounds who provide a broad range of skills, experience and expertise relevant to the Company’s business. The goal of this process is to assemble a group of Board members with deep, varied experience, sound judgment and commitment to the Company’s success. The Company also requires that its Board members be able to dedicate the time and resources sufficient to ensure the diligent performance of their duties on the Company’s behalf, including attending Board and applicable committee meetings. If the Nominating/Corporate Governance Committee believes a candidate would be a valuable addition to the Board, it will recommend the candidate’s election to the full Board. During 2013, the Nominating/Corporate Governance Committee recommended the appointment of Norman H. Becker to the Board to fill the vacancy created by D. Keith Cobb’s resignation. Mr. Becker was appointed to the Board during May 2013 and elected to continue as a director by the Company’s shareholders at the Company’s 2013 Annual Meeting of Shareholders held during July 2013.
Under the Company’s Amended and Restated Bylaws, nominations for directors may be made only by or at the direction of the Board of Directors, or by a shareholder entitled to vote who delivers written notice (along with certain additional information specified in the Bylaws) not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting of shareholders. However, if the date of the Company’s annual meeting of shareholders changes by more than 30 days from the date of the preceding year’s annual meeting of shareholders, written notice of a director nomination must be received by the Company within ten days after the Company first mails notice of or publicly discloses the date of the annual meeting of shareholders. For the Company’s 2015 Annual Meeting of Shareholders, the Company must receive shareholder notice of a director nomination (i) between February 12, 2015 and March 14, 2015 or (ii) if the Company’s 2015 Annual Meeting of Shareholders is held more than 30 days before or after June 12, 2015, within ten days after the Company first mails notice of or publicly discloses the date of the meeting.
Leadership Structure
The business of the Company is managed under the direction of the Board, which is elected by the Company’s shareholders. The basic responsibility of the Board is to lead the Company by exercising its business judgment to act in what each director believes to be the best interests of the Company and its shareholders. The Company’s Amended and Restated Bylaws provide for a combined position of Chairman and Chief Executive Officer, and Alan B. Levan has held this dual position since 1994. The Company believes that the combination of these two positions has been an appropriate and suitable structure for the

Board’s function and efficiency, as Mr. Levan serves as the direct link between senior management and the Board. Further, as the Chairman and Chief Executive Officer of the Company for almost 20 years, Mr. Levan is in a position to provide critical insight to the Board and feedback to senior management through his long-term relationships and understanding of the Company’s business and prospects.
Risk Oversight
The Board is responsible for overseeing management and the business and affairs of the Company, which includes the oversight of risk. In exercising its oversight, the Board has allocated some areas of focus to its committees and has retained areas of focus for itself. Pursuant to its charter and the rules of the NYSE, the Audit Committee is responsible for efforts to assure that the Board is provided the information and resources to assess management’s handling of the Company’s approach to risk management. The Audit Committee also has oversight responsibility for the Company’s financial risk (such as accounting, finance, internal control and tax strategy), and the Audit Committee or the full Board receives and reviews, as appropriate, the reports of the Company’s internal audit group regarding the results of its annual Company-wide risk assessment and internal audit plan. Reports of all internal audits are provided to the Audit Committee. The Compensation Committee oversees compliance with the Company’s executive compensation plans and related laws and policies. The Nominating/Corporate Governance Committee oversees compliance with governance-related laws and policies, including the Company’s Corporate Governance Guidelines. The Board as a whole has responsibility for overseeing management’s handling of the Company’s strategic and operational risks. Throughout the year, senior management reports to the Board the risks that it believes may be material to the Company, including those disclosed in the Company’s reports filed with the SEC. The goal of these processes is to achieve serious and thoughtful Board-level attention to the nature of the material risks faced by the Company and the adequacy of the Company’s risk management processes and systems. While the Board recognizes that the risks which the Company faces are not static, and that it is not possible to identify or mitigate all risk and uncertainty all of the time, the Board believes that the Company’s approach to managing its risks provides the Board with the proper foundation and oversight perspective with respect to management of the material risks facing the Company.
Executive Sessions of Non-Management Directors
During 2013, the Company’s non-management directors met twice in executive sessions of the Board in which management directors and other members of management did not participate. D. Keith Cobb was the presiding director for the March 2013 executive session. As a result of Mr. Cobb’s resignation from the Board during April 2013, Steven M. Coldren served as the presiding director for the second executive session held during 2013 and is expected to serve as the presiding director for future executive sessions. The non-management directors have scheduled future meetings to be held semi-annually, and may schedule additional meetings without management present as they determine.
Communications with the Board of Directors and Non-Management Directors
Interested parties who wish to communicate with the Board of Directors, any individual director or the non-management directors as a group can write to the Company’s Secretary at the Company’s principal executive offices at 401 East Las Olas Boulevard, Suite 800, Fort Lauderdale, Florida 33301. If the person submitting the letter is a shareholder, the letter should include a statement indicating such. Depending on the subject matter, the Company will:
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  forward the letter to the director or directors to whom it is addressed;
•
  attempt to handle the inquiry directly if it relates to routine or ministerial matters, including requests for information; or
•
  not forward the letter if it is primarily commercial in nature or if it is determined to relate to an improper or irrelevant topic.
A member of management will, at each meeting of the Board, present a summary of all letters received since the last meeting that were not forwarded to the Board and will make those letters available to the Board upon request.

Code of Ethics
The Company has a Code of Business Conduct and Ethics that applies to all directors, officers and employees of the Company, including its principal executive officer, principal financial officer and principal accounting officer. The Code of Business Conduct and Ethics is available on the Company’s website at www.bbxcapital.com. The Company will post amendments to or waivers from its Code of Business Conduct and Ethics (to the extent applicable to the Company’s principal executive officer, principal financial officer or principal accounting officer) on its website.
Section 16(a) Beneficial Ownership Reporting Compliance
Based solely upon a review of the copies of the forms furnished to the Company and written representations that no other reports were required, the Company believes that all filing requirements under Section 16(a) of the Exchange Act applicable to its officers, directors and greater than 10% beneficial owners were complied with on a timely basis during the year ended December 31, 2013.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
The Company’s Amended and Restated Bylaws provide that the Board of Directors shall consist of no less than seven nor more than twelve directors. The specific number of directors is set from time to time by resolution of the Board. The Board currently consists of nine directors.
The Company’s Amended and Restated Bylaws previously provided for the Board of Directors to be divided into three classes, each of which had a three-year term expiring in annual succession. On June 4, 2013, the Company’s Amended and Restated Bylaws were amended to provide that each director elected or appointed to the Board of Directors on or after such date will serve for a term expiring at the Company’s next annual meeting of shareholders. As a result, the Board currently consists of: (i) five directors who were most recently elected at the Company’s 2013 annual meeting of shareholders to serve for one-year terms expiring at the Annual Meeting; (ii) two directors who were most recently elected at the Company’s 2011 annual meeting of shareholders to serve for three-year terms expiring at the Annual Meeting; and (iii) two directors who were most recently elected at the Company’s 2012 annual meeting of shareholders to serve for three-year terms expiring at the Company’s 2015 annual meeting of shareholders.
Each of the seven directors whose terms are expiring at the Annual Meeting — Alan B. Levan, Norman H. Becker, Steven M. Coldren, Bruno Di Giulian, Willis N. Holcombe, Jarett S. Levan and Anthony P. Segreto — have been nominated for re-election to the Board to serve for terms expiring at the Company’s 2015 annual meeting of shareholders. At the Annual Meeting, the shareholders will be asked to vote upon the election of these seven director nominees. Each of the seven director nominees was recommended for nomination by the Nominating/Corporate Governance Committee and has consented to serve for the term indicated. If any of them should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. Except as otherwise indicated, the nominees and directors listed below have had no change in principal occupation or employment during the past five years.
Directors Standing for Election
for Terms Expiring at the Company’s 2015 Annual Meeting of Shareholders
Alan B. Levan
 Director since 1994
Mr. Alan Levan, age 69, has served as Chairman and Chief Executive Officer of the Company since 1994. He served as Chairman of BankAtlantic from 1987 until the completion of the Company’s sale of BankAtlantic to BB&T during July 2012. Mr. Alan Levan was appointed to BankAtlantic’s Board of Directors during 1984 and became a director of the Company in 1994 when BankAtlantic reorganized into a holding company structure. Since 1978, Mr. Alan Levan has served as Chairman, President and Chief Executive Officer of BFC or its predecessors. Since 2002, Mr. Alan Levan has also served as Chairman of Bluegreen. Mr. Alan Levan also served as a director of Benihana from 2009 until August 2012 when Benihana was acquired by Safflower. In addition, Mr. Alan Levan served as Chairman and Chief Executive Officer of Woodbridge Holdings Corporation from 1985 until September 2009 when it merged into a wholly owned subsidiary of BFC. The Board believes that Mr. Alan Levan is a strong operating executive and that his leadership and management skills contribute greatly to the Board and the Company. The Board also believes that Mr. Alan Levan’s insight on strategic planning and development is valuable to the Board and that his long history of service as a director and executive officer has provided him with a thorough understanding of the Company’s business, affairs and prospects, providing important perspective to the Board. He is the father of Mr. Jarett Levan.
Norman H. Becker
 Director since May 2013
Norman H. Becker, age 76, is currently, and has been for more than ten years, self-employed as a Certified Public Accountant. Mr. Becker was the Chief Financial Officer and Treasurer of Proguard Acquisition Corp. as well as a member of its Board of Directors until his resignation from such positions during June 2012. Mr. Becker was previously a partner with Touche Ross & Co., the predecessor of Deloitte & Touche LLP, for more than ten years. He has served as a director of Bluegreen since 2003. He also served as a director of Benihana until August 2012 when Benihana was acquired by Safflower. The Board believes that Mr. Becker provides valuable insight to the Board based on his business, financial and accounting expertise and that his accounting and financial knowledge make him a valuable resource for the Audit Committee.

Steven M. Coldren	Director since 1994

Mr. Coldren, age 66, is the President/Founder of Business Information Systems, Inc., a distributor of commercial recording systems since 1982. Until 2004, Mr. Coldren was also Chairman of Medical Information Systems, Corp., a distributor of hospital computer systems. Mr. Coldren was appointed to BankAtlantic’s Board of Directors during 1986 and became a director of the Company in 1994 when BankAtlantic reorganized into a holding company structure. The Board believes that Mr. Coldren’s business and financial experience as the President/Founder of Business Information Systems and Chairman of Medical Information Systems, combined with his knowledge of the Company’s business as a consequence of his long history of service as a director, are valuable to the Board.
Bruno L. Di Giulian
 Director since 1994
Mr. Di Giulian, age 80, is an attorney practicing law in Fort Lauderdale, Florida. Mr. Di Giulian has also served as a mediator since 1996, when he was certified by the Supreme Court of Florida as a Circuit Civil Mediator. He served as a contract partner at the law firm of Conrad & Scherer, LLP from August 2009 through July 2013. Mr. Di Giulian was appointed to BankAtlantic’s Board of Directors during 1985 and became a director of the Company in 1994 when BankAtlantic reorganized into a holding company structure. The Board believes that Mr. Di Giulian’s wide range of legal and business experience gained during his career as a practicing attorney contributes greatly to the strategic composition of the Board. The Board also believes that it benefits from Mr. Di Giulian’s vast knowledge of the Company’s business and affairs resulting from his long history of service as a director.
Willis N. Holcombe
 Director since 2003
Dr. Holcombe, age 68, served as the Chancellor of the Florida College System from October 2007 until his retirement from that position in November 2011 and as interim President of Florida State College at Jacksonville from January 2013 through December 2013. He previously served as the President of Broward Community College from January 1987 until January 2004, as well as interim President from November 2006 to July 2007. Dr. Holcombe also served as a director on the Florida Prepaid College Board from January 2008 through November 2011. The Board believes that Dr. Holcombe’s academic background and management acumen, including his previous service as Chancellor of the Florida College System, give him a unique perspective to provide meaningful insight to the Board. The Board also believes that it benefits from Dr. Holcombe’s knowledge of, and relationships within, the South Florida community.
Jarett S. Levan
 Director since 1999
Mr. Jarett Levan, age 40, has served as President of the Company since January 2007. He served as Chief Executive Officer and President of BankAtlantic from January 2007 until the completion of the sale of BankAtlantic to BB&T during July 2012. Mr. Jarett Levan has also served as a director of BFC since September 2009 and Executive Vice President of BFC since April 2011. Mr. Jarett Levan currently serves as Chairman of Business for the Arts of Broward and as a director of the Broward Center for the Performing Arts, the Fort Lauderdale Museum of Art, the Community Foundation of Broward, the Greater Fort Lauderdale Alliance, the Broward Workshop and the Broward County Cultural Council. The Board believes that Mr. Jarett Levan is a strong and dedicated operating executive and that his operating and management experience, including his executive and director positions at the Company as well as BFC and other affiliates and subsidiaries, are valuable to the Board. The Board also believes that it benefits from Mr. Jarett Levan’s community involvement and relationships within the South Florida market. He is the son of Mr. Alan Levan.
Anthony P. Segreto
 Director since 2012
Anthony P. Segreto, age 64, has served as a director of the Company since 2012 after serving as an advisory director since October 2009. Mr. Segreto formerly served as a news anchor on NBC’s South Florida affiliate for 40 years and is an active member of the South Florida community. He serves on the Boards of Directors of the Dan Marino Foundation, the Boys and Girls Club of Broward, 211 Broward and Forever Family, and he is the spokesperson for the Make-A-Wish Foundation and St. Jude’s Children’s Research Hospital. Mr. Segreto also serves on the Advisory Board of the Nova Southeastern University

H. Wayne Huizenga School of Business and Entrepreneurship, and he is a member of the Orange Bowl Committee and the Board of Directors of the Miami Sports Commission, among other civic activities. Mr. Segreto also served as a consultant to BankAtlantic from October 2009 until the completion of the sale of BankAtlantic to BB&T during July 2012. The Board believes that it benefits from Mr. Segreto’s recognition, relationships and community involvement within the South Florida market.
The Board of Directors Unanimously Recommends that Shareholders
Vote “For” the Election of Each of the Director Nominees.
The Directors Continuing In Office Are:
TERMS ENDING AT THE COMPANY’S 2015 ANNUAL MEETING OF SHAREHOLDERS:
John E. Abdo
 Director since 1994
Mr. Abdo, age 70, has served as Vice Chairman of the Company since 1994. He served as Vice Chairman of BankAtlantic from 1987 until the completion of the sale of BankAtlantic to BB&T during July 2012. Mr. Abdo was appointed to BankAtlantic’s Board of Directors during 1984 and became a director of the Company in 1994 when BankAtlantic reorganized into a holding company structure. Since 1988, Mr. Abdo has served as a director of BFC and, since 1993, he has served as BFC’s Vice Chairman. He is also the Vice Chairman of Bluegreen. In addition, Mr. Abdo served on the Board of Directors of Benihana from 1990, including service as Vice Chairman, until August 2012 when Benihana was acquired by Safflower. Mr. Abdo is also President of Abdo Companies, Inc., a member of the Board of Directors of the Performing Arts Center Authority (PACA) and former President and current director and Chairman of the Finance Committee of the Broward Performing Arts Foundation. Mr. Abdo served as Vice Chairman of Woodbridge Holdings Corporation from 2001 until September 2009 when it was merged into a wholly owned subsidiary of BFC. The Board believes that it benefits from Mr. Abdo’s contributions to the Board, many of which are the result of his knowledge of the business and affairs of the Company, owing to his long history of service on behalf of the Company, and his extensive experience as part of the Florida business community. The Board also believes Mr. Abdo’s real estate background provides additional knowledge and perspective to the Board.
Charlie C. Winningham, II
 Director since 1994
Mr. Winningham, age 81, is a private investor. He was appointed to BankAtlantic’s Board of Directors during 1976 and became a director of the Company in 1994 when BankAtlantic reorganized into a holding company structure. Mr. Winningham was the President of C.C. Winningham Corporation, a civil engineering and land surveying firm, from 1963 until his retirement in 2003. The Board believes that it benefits greatly from Mr. Winningham’s 40 years of experience in the real estate market. As a long-serving director of the Company, Mr. Winningham has a strong appreciation for, and vast knowledge of, the business and affairs of the Company, which the Board believes allows him to provide critical insight.

IDENTIFICATION OF EXECUTIVE OFFICERS
The following individuals are executive officers of the Company:

Alan B. Levan	69	Chairman and Chief Executive Officer
John E. Abdo	70	Vice Chairman
Jarett S. Levan	40	President and Director
John K. Grelle	70	Executive Vice President and Chief Financial Officer
Seth M. Wise	44	Executive Vice President

The following additional information is provided for the executive officers listed above who are not directors of the Company.
John K. Grelle has served as Executive Vice President and Chief Financial Officer of the Company since August 2012. He has also served as Executive Vice President and Chief Financial Officer of BFC since May 2008 (after joining BFC as acting Chief Financial Officer during January 2008), Chief Risk Officer of BFC since September 2011and Chief Accounting Officer of BFC since November 2012. In addition, Mr. Grelle served as Executive Vice President and Chief Financial Officer of Woodbridge Holdings Corporation from May 2008 until September 2009 when it was merged with a wholly owned subsidiary of BFC. Mr. Grelle served as a Partner of Tatum, LLC, an executive services firm, from October 2007 until January 2008 when he joined BFC.
Seth M. Wise was appointed to serve as Executive Vice President of the Company during August 2012. Mr. Wise has also served as a director and Executive Vice President of BFC since September 2009. Since July 2005, Mr. Wise has served as President of Woodbridge Holdings, LLC and its predecessor, Woodbridge Holdings Corporation, after serving as Executive Vice President of Woodbridge Holdings Corporation since September 2003. At the request of Woodbridge Holdings Corporation, Mr. Wise served as President of Levitt and Sons, LLC, the former wholly owned homebuilding subsidiary of Woodbridge Holdings Corporation, prior to its filing for bankruptcy on November 9, 2007. He also previously was Vice President of Abdo Companies, Inc.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Alan B. Levan, Chairman and Chief Executive Officer of the Company, and John E. Abdo, Vice Chairman of the Company, serve as executive officers and directors of BFC and may be deemed to control BFC through their collective ownership of shares of BFC’s Class A Common Stock and Class B Common Stock representing approximately 71% of BFC’s total voting power. BFC currently owns approximately 51% of the outstanding shares of the Company’s Class A Common Stock and all of the outstanding shares of the Company’s Class B Common Stock, representing in the aggregate approximately 72% of the Company’s total voting power. In consideration for their services on behalf of BFC, Mr. Alan Levan and Mr. Abdo received compensation from BFC valued at a total of approximately $2,843,418 and $2,891,890, respectively, for 2013 and $4,893,106 and $4,947,637, respectively, for 2012.
Jarett S. Levan, a director and President of the Company (and son of Mr. Alan Levan), and Seth M. Wise, Executive Vice President of the Company, serve as executive officers and directors of BFC. In addition, John K. Grelle, Executive Vice President and Chief Financial Officer of the Company, serves as an executive officer of BFC. In consideration for their services on behalf of BFC, Mr. Jarett Levan, Mr. Wise and Mr. Grelle received compensation from BFC valued at a total of $893,600, $848,800 and $330,660, respectively, for 2013 and $1,277,810, $1,917,854 and $724,698, respectively, for 2012.
Prior to April 2, 2013, Woodbridge was a wholly owned subsidiary of BFC and, through Woodbridge, BFC owned approximately 54% of Bluegreen’s then-outstanding common stock. On April 2, 2013, Woodbridge acquired all of the shares of Bluegreen’s common stock not previously owned by Woodbridge in a cash merger transaction. In connection with the financing of the transaction, the Company entered into a Purchase Agreement with Woodbridge and BFC on April 2, 2013 (the “Purchase Agreement”). Pursuant to the terms of the Purchase Agreement, the Company invested $71.75 million in Woodbridge on April 2, 2013 in exchange for a 46% equity interest in Woodbridge. BFC continues to hold the remaining 54% of Woodbridge’s outstanding equity interests. The Company’s investment in Woodbridge consisted of

$60 million in cash and a promissory note in Woodbridge’s favor in the principal amount of $11.75 million (the “Note”). The Note has a term of five years, accrues interest at a rate of 5% per annum and provides for payments of interest only on a quarterly basis during the term of the Note, with all outstanding amounts being due and payable at the end of the five-year term. During 2013, the Company paid to Woodbridge a total of approximately $441,000 of interest on the promissory note. In connection with the Company’s investment in Woodbridge, the Company and BFC entered into an Amended and Restated Operating Agreement of Woodbridge, which sets forth the Company’s and BFC’s respective rights as members of Woodbridge and provides for, among other things, unanimity on certain specified “major decisions” and distributions to be made on a pro rata basis in accordance with the Company’s and BFC’s percentage equity interests in Woodbridge.
On May 7, 2013, the Company entered into a definitive merger agreement (the “Merger Agreement”) with BFC and BBX Merger Sub, LLC, a newly formed wholly owned subsidiary of BFC (“Merger Sub”). The Merger Agreement provides for the Company to merge with and into Merger Sub, with Merger Sub continuing as the surviving company of the merger and a wholly owned subsidiary of BFC. Under the terms of the Merger Agreement, the Company’s shareholders (other than BFC and shareholders who exercise and perfect their appraisal rights in accordance with Florida law) will be entitled to receive 5.39 shares of BFC’s Class A Common Stock in exchange for each share of the Company’s Class A Common Stock that they hold at the effective time of the merger (the “Exchange Ratio”). Each option to acquire shares of the Company’s Class A Common Stock that is outstanding at the effective time of the merger, whether or not then exercisable, will be converted into an option to acquire shares of BFC’s Class A Common Stock and be subject to the same terms and conditions as in effect at the effective time of the merger, except that the number of shares which may be acquired upon exercise of the option will be multiplied by the Exchange Ratio and the exercise price of the option will be divided by the Exchange Ratio. In addition, each share of the Company’s Class A Common Stock subject to a restricted stock award outstanding at the effective time of the merger will be converted into a restricted share of BFC’s Class A Common Stock and be subject to the same terms and conditions as in effect at the effective time of the merger, except that the number of shares subject to the award will be multiplied by the Exchange Ratio. While the merger was approved by the Company’s and BFC’s respective shareholders on April 29, 2014, consummation of the merger is subject to certain closing conditions, including, without limitation, BFC’s Class A Common Stock being approved for listing on a national securities exchange (or interdealer quotation system of a registered national securities association) at the effective time of the merger, holders of not more than 10% of the Company’s Common Stock exercising appraisal rights, and the absence of any “Material Adverse Effect” (as defined in the Merger Agreement) with respect to either the Company or BFC. To the extent permitted by applicable law, the Board of Directors of either the Company or BFC may, in its discretion, choose to waive any of the conditions to consummation of the merger and proceed to closing. If the merger is consummated, the Company’s Class A Common Stock will no longer be listed on the NYSE and the Company’s public reporting obligations under the Exchange Act with respect to its Class A Common Stock will be suspended. It is not currently expected that the merger will be consummated prior to the first quarter of 2015. Under the terms of the merger agreement, because the merger was not consummated by April 30, 2014, both the Company and BFC have the right to terminate the merger agreement at any time.
On October 30, 2013, Renin Holdings LLC, a newly formed joint venture entity currently beneficially owned 81% by the Company and 19% by BFC, through newly formed acquisition subsidiaries (Renin Holdings LLC and its acquisition subsidiaries are referred to collectively as the “Renin Purchasers”), acquired substantially all of the assets of Renin Corp. and its subsidiaries, manufacturers of interior closet doors, wall décor, hardware and fabricated glass products, for approximately $12.8 million in cash, net of $1.7 million distributed to Renin Holdings, LLC during the first quarter of 2014 following the finalization of the working capital adjustment and indemnification obligations of Renin Corp. and its subsidiaries under the terms of the purchase agreement. Bluegreen funded approximately $9.4 million of the transaction consideration in a term loan and revolver facility to the Renin Purchasers. The balance of the transaction consideration was funded by the Company and BFC pro rata in accordance with their percentage equity interests in Renin Holdings LLC. The loan made by Bluegreen to the Renin Purchasers includes a $3.0 million term loan and provides for additional borrowings of up to $9.0 million on a revolving basis ($6.4 million of which was drawn upon at the closing of the Renin acquisition), subject to the terms of a borrowing base specified in the loan. Amounts outstanding under the loan bear interest at a fixed rate of 7.25% per annum and are collateralized by substantially all of the assets acquired in the transaction. During the fourth quarter of 2013, the Renin Purchasers recognized $117,000 of interest expense on the loan. During April 2014, the maturity date of the loan was extended from April 30, 2014 to May 30, 2014.
The Company and BFC had a shared services arrangement pursuant to which BFC provided the Company with various executive and administrative services. The Company compensated BFC for these services based on its cost, which was approximately $0.6 million during 2012. As part of the shared services arrangement, BFC paid BankAtlantic for the cost of office facilities utilized by BFC. BankAtlantic received $111,000 during 2012 under this arrangement. BankAtlantic also provided information technology support to BFC pursuant to a separate agreement. During 2012, BankAtlantic received $74,000 from BFC for information technology support. In June 2010, BankAtlantic and another wholly owned subsidiary of the Company entered into a real estate advisory service agreement with BFC for assistance relating to the work-out of loans and the sale of real estate owned. Under the terms of the agreement, BFC received a monthly fee of $25,000 and, if BFC’s efforts resulted in net recoveries of any nonperforming loan or the sale of real estate owned, BFC was entitled to receive a fee equal to 1% of the net value recovered. During 2012, BFC was paid an aggregate of $300,000 of real estate advisory service fees under this agreement.The agreements with BFC described in this paragraph were either terminated effective upon the closing of the sale of BankAtlantic to BB&T during July 2012 or were assumed by BB&T for a limited period of time after consummation of the transaction.
BFC provides risk management services to the Company. The Company reimburses BFC for these services based on cost, which was $139,000 and $150,000 during 2013 and 2012, respectively.
Beginning in 2013, the Company’s employees are provided health insurance under policies maintained by Bluegreen. The Company reimburses Bluegreen at cost, which was $223,000 during 2013.
In December 2012, the Company entered into an arrangement with BFC pursuant to which the Company provides office facilities to BFC at the Company’s and BFC’s principal executive offices. Under the terms of the agreement, BFC reimburses the Company at its cost for certain costs and expenses related to the office facilities provided, which totaled $431,000 and $38,000 for 2013 and 2012, respectively.
The Company has in the past issued options to purchase shares of its Class A Common Stock to employees of BFC. Additionally, certain employees of the Company have transferred to affiliate companies, and the Company has elected, in accordance with the terms of its equity compensation plans, not to cancel the stock options held by those former employees. The Company from time to time also issues options and restricted stock awards to employees of BFC that perform services for the Company. Expenses relating to all options and restricted stock awards granted by the Company to employees of BFC were approximately $19,000 for 2012. BFC reimbursed the Company for the full amount of these expenses. The Company did not incur any expenses during 2013 with respect to options or restricted stock awards granted to employees of BFC.
There were no options exercised by former employees of the Company during 2013 or 2012. During 2012, the Company’s Compensation Committee approved the acceleration of vesting of 7,500 restricted stock awards of the Company’s Class A Common Stock previously issued to non-executive employees of BFC such that they fully vested upon closing of the sale of BankAtlantic to BB&T during July 2012. Additionally, options to acquire 4,944 shares of the Company’s Class A Common Stock issued to employees of BFC were forfeited upon the closing of the BankAtlantic sale.
Bruno Di Giulian, a director of the Company, served as a contract partner at the law firm of Conrad & Scherer, LLP from August 2009 through July 2013. During 2013 and 2012, the Company paid fees to Conrad & Scherer, LLP totaling approximately $2.7 million and $286,000, respectively, for certain legal services provided by such law firm. Mr. Di Giulian has indicated to the Company’s Board of Directors that his compensation from Conrad & Scherer, LLP was solely based on matters on which he worked, which did not include any matters related to the Company, and therefore was not directly or indirectly tied to, and Mr. Di Giulian did not receive any portion of, the fees paid by the Company.

COMPENSATION of named executive officers
Summary Compensation Table
The following table sets forth certain summary information concerning compensation paid or accrued by the Company (including BankAtlantic until its sale to BB&T during July 2012) during the years ended December 31, 2013 and 2012 to or on behalf of the Company’s Chief Executive Officer and each of the next two highest paid executive officers during the year ended December 31, 2013 (collectively, the “Named Executive Officers”). Prior to the completion of the sale of BankAtlantic to BB&T during July 2012, all officers of the Company were also officers of BankAtlantic. Officers of the Company who also serve as officers or directors of other affiliates also receive compensation from such affiliates for services rendered on behalf of the affiliates.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Alan B. Levan, Chief Executive Officer	2013	750,000	1,500,000	1,910,629	—	—	—	—	4,160,629
	2012	598,741	2,600,000	2,468,053	—	—	—	2,710	5,669,504
John E. Abdo, Vice Chairman	2013	750,000	1,500,000	1,910,629	—	—	—	—	4,160,629
	2012	598,741	2,600,000	2,468,053	—	—	—	—	5,666,794
Jarett S. Levan, President	2013	375,000	300,000	955,321	—	—	—	12,772	1,643,093
	2012	331,699	950,000	1,234,033	—	—	—	18,027	2,533,759

(1)
  Represents discretionary cash bonuses paid to or accrued by the Company on behalf of the Named Executive Officers during the years ended December 31, 2013 and 2012 based on a subjective evaluation of their overall performance in areas outside those that can be objectively measured from financial results. See “Employment Agreements” below for additional information regarding these bonuses.
(2)
  During October 2013, the Company granted restricted stock awards covering 143,333 shares of Class A Common Stock to each of Mr. Alan Levan and Mr. Abdo and 71,667 shares of Class A Common Stock to Mr. Jarett Levan. These restricted stock awards are scheduled to cliff vest on October 8, 2017. The amounts for 2013 represent the aggregate grant date fair value of these restricted stock awards. The amounts for 2012 represent the aggregate grant date fair value of the restricted stock awards granted to the Named Executive Officers during 2012 pursuant to their respective employment agreements, as described in further detail under “Employment Agreements” below. Assumptions used in the calculation of the grant date fair value of the restricted stock awards granted in 2013 and 2012 are included in Note 19 to the Company’s audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the SEC on March 17, 2014.
Employment Agreements
Effective September 30, 2012, the Company entered into employment agreements with its executive officers, including each of the Named Executive Officers. Under the terms of their respective employment agreements, each of the Named Executive Officers receives an annual base salary and is entitled to receive bonus payments under bonus plans established from time to time by the Compensation Committee or otherwise at the discretion of the Compensation Committee.
Since entering into their respective employment agreements, Mr. Alan Levan and Mr. Abdo have each received an annual base salary of $750,000 and Mr. Jarett Levan has received an annual base salary of $375,000 from the Company. The Compensation Committee reviews and, in its discretion, may increase each Named Executive Officer’s base salary on an annual basis. The base salaries may not be decreased without the Named Executive Officer’s consent.

Upon execution of their respective employment agreements, Mr. Alan Levan, Mr. Abdo and Mr. Jarett Levan received a cash bonus of $1,100,000, $1,100,000 and $650,000, respectively. In addition, each of Mr. Alan Levan and Mr. Abdo may receive an annual bonus (sometimes hereinafter referred to as an “Annual Bonus”) of up to 200% of his then-current base salary, and Mr. Jarett Levan may receive an Annual Bonus of up to 80% of his then-current base salary. For each of the years ended December 31, 2013 and 2012, Mr. Alan Levan, Mr. Abdo and Mr. Jarett Levan received Annual Bonuses of $1,500,000, $1,500,000 and $300,000 respectively, in each case based on a subjective evaluation of their overall performance rather than any objectively measured financial result. The 2012 Annual Bonuses were in addition to the bonuses paid to the Named Executive Officers upon entry into their respective employment agreements.
In addition, pursuant to the terms of their respective employment agreements, the Company granted 376,802 restricted shares of the Company’s Class A Common Stock to each of Mr. Alan Levan and Mr. Abdo, and 188,401 restricted shares of the Company’s Class A Common Stock to Mr. Jarett Levan, in each case under the Company’s 2005 Restricted Stock and Option Plan. The restricted stock awards are scheduled to vest in four equal annual installments and are subject to the Named Executive Officer’s continued employment with the Company. The first installment vested on September 30, 2013.
The employment agreements also provide that the Compensation Committee will work with an independent compensation consultant and the Company’s executive management team to develop a “carried interest” compensation plan in which the Named Executive Officers will be entitled to participate.
Each employment agreement has an initial term of three years and provides for annual renewal terms unless either the applicable Named Executive Officer or the Company elects for the agreement to expire at the end of the then-current term or the agreement is earlier terminated pursuant to the employment agreement. Each employment agreement may be terminated by the Company for “Cause” or “Without Cause” or by the Named Executive Officer for “Good Reason” (as such terms are defined in the employment agreement). If an employment agreement is terminated by the Company for “Cause,” the applicable Named Executive Officer will be entitled to receive his base salary through the date of termination. If an employment agreement is terminated by the Company “Without Cause” or by the Named Executive Officer for “Good Reason,” the applicable Named Executive Officer will be entitled to receive (i) his base salary through the date of termination, (ii) the prorated portion of the Named Executive Officer’s Annual Bonus (based on the average Annual Bonus paid to him during the prior two fiscal years) through the date of termination and (iii) a severance payment as follows. Each of Mr. Alan Levan and Mr. Abdo will be entitled to receive a severance payment in an amount equal to 2 times the sum of his annual base salary and Annual Bonus opportunity at the date of termination (or 2.99 times the sum of his annual base salary and Annual Bonus opportunity at the date of termination if such termination occurs within two years after a “Change in Control” (as defined in the employment agreement)). Mr. Jarett Levan will be entitled to receive a severance payment in an amount equal to 1.5 times the sum of his annual base salary and Annual Bonus opportunity at the date of termination (or 2 times the sum of his annual base salary and Annual Bonus opportunity at the date of termination if such termination occurs within two years after a “Change in Control”). In addition, if a Named Executive Officer’s employment agreement is terminated by the Company “Without Cause” or by the Named Executive Officer for “Good Reason,” all incentive stock options and restricted stock awards previously granted to the Named Executive Officer by the Company but not yet vested will immediately accelerate and fully vest as of the termination date, and the Company will be required to provide the Named Executive Officer with continued benefits, including, without limitation, health and life insurance, for the following periods: (i) two years following the year in which the termination occurs (or three years following the year in which the termination occurs, if such termination occurred within two years after a “Change in Control”), in the case of each of Mr. Alan Levan and Mr. Abdo, and (ii) eighteen months following the year in which the termination occurs (or two years following the year in which the termination occurs, if such termination occurred within two years after a “Change in Control”), in the case of Mr. Jarett Levan. Each employment agreement will also be terminated upon the Named Executive Officer’s death, in which case the applicable Named Executive Officer’s estate will be entitled to receive his base salary through the date of his death and the prorated portion of the Named Executive Officer’s Annual Bonus (based on the average Annual Bonus paid to him during the prior two fiscal years) through the date of his death.

Each Named Executive Officer also agreed in his respective employment agreement to enter into a non-disclosure, non-competition, confidentiality and non-solicitation of customers agreement with the Company on terms acceptable to both the Named Executive Officer and the Company. Entry into such agreement is a condition to the Company’s obligation to make and provide the post-termination payments and benefits described in the preceding paragraph.
The compensation paid by the Company for the years ended December 31, 2013 and 2012 to the Named Executive Officers pursuant to their respective employment agreements does not constitute “performance-based compensation” exempt from the $1,000,000 deduction limit of Section 162(m) of the Code.
Payments Related to the BankAtlantic Sale
In connection with the sale of BankAtlantic to BB&T during July 2012, each of the Named Executive Officers received $1,500,000 from BB&T in exchange for his entry into a three-year non-competition and employee non-solicitation agreement in favor of BB&T with terms consistent with the restrictive covenants applicable to the Company under the stock purchase agreement between the Company and BB&T. In addition, subject to the receipt of regulatory approvals from applicable banking regulators, Mr. Alan Levan, Mr. Abdo and Mr. Jarett Levan may receive additional payments totaling $2,145,179, $2,123,194 and $1,413,764, respectively, in connection with the Company’s sale of BankAtlantic. Each of these amounts represents 2.99 times the average annual salary and bonus paid by the Company and BankAtlantic to the Named Executive Officer for the years ended December 31, 2008, 2009 and 2010, and will be paid by the Company and reimbursed by BB&T only if all required regulatory approvals are received.

Outstanding Equity Awards at Fiscal Year-End 2013
The following table sets forth certain information regarding equity-based awards of the Company held by the Named Executive Officers as of December 31, 2013.

	Option Awards(1)						Stock Awards(1)
	Number of Securities Underlying Unexercised Options		Number of Securities Underlying Unexercised Options	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Name	Exercisable		Unexercisable
Alan B. Levan	2,400	(2)			$455.00	7/5/2014
	2,400	(3)			$475.00	7/11/2015
							12,500	(4)	$195,000	N/A	N/A
							282,601	(5)	$4,408,576	N/A	N/A
							143,333	(6)	$2,235,995	N/A	N/A
John E. Abdo	1,600	(2)			$455.00	7/5/2014
	1,600	(3)			$475.50	7/11/2015
							12,500	(4)	$195,000	N/A	N/A
							282,601	(5)	$4,408,576	N/A	N/A
							143,333	(6)	$2,235,995	N/A	N/A
Jarett S. Levan	601	(2)			$455.00	7/5/2014
	600	(3)			$475.50	7/11/2015
							7,500	(4)	$117,000	N/A	N/A
							141,300	(5)	$2,204,280	N/A	N/A
							71,667	(6)	$1,118,005	N/A	N/A

(1)
  All options and stock awards relate to shares of the Company’s Class A Common Stock.
(2)
  Vested on July 6, 2009.
(3)
  Vested on July 12, 2010.
(4)
  Vesting pro-rata over four years, with the first three installments having vested on February 23, 2011, 2012 and 2013. The fourth installment of 12,500 shares for each of Mr. Alan Levan and Mr. Abdo and 7,500 shares for Mr. Jarett Levan vested on February 23, 2014, but these shares are included in the table because they were not vested as of December 31, 2013.
(5)
  Vesting pro-rata over four years, with the first installment having vested on September 30, 2013.
(6)
  Scheduled to vest on October 8, 2017.
Potential Payments upon Termination or Change in Control
See “Employment Agreements” above for information regarding payments to which the Named Executive Officers may be entitled to receive from the Company in connection with their resignation, retirement or other termination, including following a change in control of the Company.

Compensation of Directors
The Compensation Committee recommends director compensation to the Board based on factors it considers appropriate and based on the recommendations of management. Each non-employee director currently receives $70,000 annually for his service on the Board of Directors, payable in cash. Members of the Audit Committee currently receive an additional $4,000 per quarter for their service on that committee. The Chairman of the Audit Committee currently receives an additional fee of $1,000 per quarter for service as Chairman. The Chairman of the Compensation Committee and the Nominating/Corporate Governance Committee currently receives annual cash fees of $3,500 for his service on each such committee. Other than the Chairman, members of the Compensation Committee and the Nominating/Corporate Governance Committee do not currently receive additional compensation for their service on those committees. Directors who are also officers of the Company or its subsidiaries did not receive additional compensation for their service as directors during 2013.
As previously disclosed, during 2012, the Company’s Board of Directors designated a special committee comprised solely of disinterested and independent members of the board to, among other things, determine the advisability of the currently proposed merger between the Company and BFC, and negotiate, review and evaluate the terms and conditions of the merger agreement between the companies. David A. Lieberman, Steven M. Coldren, Bruno Di Giulian, Willis N. Holcombe, Anthony P. Segreto and Charlie C. Winningham II were appointed to the special committee, with Mr. Lieberman being appointed Chairman of the special committee. In consideration of the time and effort required of the members of the special committee in evaluating the merger, including negotiating the terms and conditions of the merger agreement, upon the approval of the full Board of Directors of the Company, Mr. Lieberman received a cash fee of $10,000 for his service as Chairman of the special committee and each other member of the special committee received a cash fee of $5,000 for serving on the special committee. These fees were not contingent on the merger being completed and were paid in June 2013.
Director Compensation Table — 2013
The following table sets forth certain information regarding the compensation paid to each individual who served as a non-employee director of the Company during the year ended December 31, 2013 in consideration for his service on the Board and its committees during the year.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total ($)
D. Keith Cobb(3)	22,500	0	0	N/A	N/A	0	22,500
Steven M. Coldren	98,000	0	0	N/A	N/A	0	98,000
Bruno L. Di Giulian	83,000	0	0	N/A	N/A	0	83,000
Willis N. Holcombe	75,000	0	0	N/A	N/A	0	75,000
Norman H. Becker(4)	61,667	0	0	N/A	N/A	0	61,667
David A. Lieberman(5)	47,167	0	0	N/A	N/A	0	47,167
Charles C. Winningham, II	75,000	0	0	N/A	N/A	0	75,000
Anthony P. Segreto	75,000	0	0	N/A	N/A	0	75,000

(1)
  As of December 31, 2013, none of the Company’s non-employee directors held any restricted shares of the Company’s stock.

(2)
  The table below sets forth, as of December 31, 2013, the aggregate number of shares of the Company’s Class A Common Stock underlying options held by each of the Company’s non-employee directors as of December 31, 2013.

Name	Stock Options
Steven M. Coldren	479
Bruno L. Di Giulian	3,507
Willis N. Holcombe	4,188
Norman H. Becker	—
Charles C. Winningham, II	3,507
Anthony P. Segreto	—

(3)
  During 2013, Mr. Cobb also received $18,375 of cash fees for his service on BFC’s Board of Directors and its committees. Effective April 3, 2013, Mr. Cobb resigned from the Boards of Directors of the Company and BFC. Following his resignation, Mr. Cobb entered into a consulting agreement with the Company and BFC, effective May 1, 2013, pursuant to which Mr. Cobb agreed to provide certain services to the Company and BFC for a period of 18 months and Mr. Cobb receives a consulting fee from the Company and BFC in the aggregate amount of $5,000 per month. Mr. Cobb received a total of $40,000 of consulting fees under the agreement during 2013. The amounts set forth in this footnote are not included in the table because they were not paid to Mr. Cobb in consideration for his services as a director of the Company.
(4)
  In addition to the amount set forth in the table, Mr. Becker received $91,000 of cash fees from Bluegreen for his service on its Board of Directors during 2013.
(5)
  Mr. Lieberman resigned from the Company’s Board of Directors on June 4, 2013.

PROPOSAL NO. 2 — APPROVAL OF THE BBX CAPITAL CORPORATION
2014 STOCK INCENTIVE PLAN
General Information
On April 29, 2014, the Company’s Board of Directors approved and adopted the BBX Capital Corporation 2014 Stock Incentive Plan, subject to the approval of the Company’s shareholders at the Annual Meeting. If approved, the Company’s 2014 Stock Incentive Plan will succeed the Company’s 2005 Restricted Stock and Option Plan (the “2005 Plan”) and the Company’s Amended and Restated 2001 Option Plan (collectively, the “Prior Plans”). As of the date of this Proxy Statement, no shares of the Company’s Class A Common Stock remain available for future grant under the Prior Plans and no future award grants will be made under the Prior Plans.
The proposed terms of the Company’s 2014 Stock Incentive Plan are substantially similar to the terms of the 2005 Plan. As proposed, the Company’s 2014 Stock Incentive Plan, like the 2005 Plan, permits the Company to grant stock options to purchase, and restricted stock awards of, shares of the Company’s Class A Common Stock to eligible individuals, as described in further detail below.
The following is a summary of certain of the material terms and conditions of the Company’s 2014 Stock Incentive Plan and is qualified in its entirety by reference to the full text of the Company’s 2014 Stock Incentive Plan, which is attached to this Proxy Statement as Appendix A and is incorporated herein by reference.
Summary of the BBX Capital Corporation 2014 Stock Incentive Plan
Purpose of the Plan.   The purpose of the Company’s 2014 Stock Incentive Plan is to attract, retain and motivate officers and other employees of the Company or its subsidiaries or other affiliates, as well as directors and other individuals who perform services for the Company or its subsidiaries or other affiliates, to compensate them for their services, to encourage ownership by them of stock of the Company, to align their interests with those of the Company’s shareholders in the creation of long-term value, and to promote the success and profitability of the Company’s business.
Effective Date; Term.   The Company’s 2014 Stock Incentive Plan will become effective only upon approval by the Company’s shareholders at the Annual Meeting. No awards may be granted after the tenth anniversary of the effective date of the plan.
Stock Available Under the Plan.   As proposed, the Company’s 2014 Stock Incentive Plan will permit the Company to grant stock options to purchase, and restricted stock awards of, shares of the Company’s Class A Common Stock to eligible individuals under the plan. The total number of shares of the Company’s Class A Common Stock that will be authorized and available for issuance pursuant to stock options and restricted stock awards granted under the Company’s 2014 Stock Incentive Plan, if the plan is approved by the Company’s shareholders, is 1,000,000 shares. This maximum share amount will be subject to adjustment in the event of any change in the Company’s Class A Common Stock, including, without limitation, by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, reverse stock split, split-up, spin-off, combination or exchange of shares. Any shares subject to stock awards or option grants under the Company’s 2014 Stock Incentive Plan which expire or are terminated, forfeited or cancelled without having been exercised or vested in full, will again be available for grant under the plan.
Administration.   The Company’s 2014 Stock Incentive Plan will be administered by an administrative committee which may consist of not less than two members of the Board of Directors. The administrative committee has broad discretionary powers. The Compensation Committee will initially serve, and would be expected to continue to serve, as the administrative committee for the plan.
Subject to the terms of the plan, including those described in further detail below, the administrative committee will have discretionary authority to, among other things: (i) determine the individuals to whom, and the time or times at which, options and restricted stock awards will be granted; (ii) determine the terms and provisions of each option and restricted stock award granted, including, without limitation, the number of shares underlying each option and restricted stock award and the vesting schedule applicable to each option and restricted stock award; (iii) modify or amend each option or restricted stock award, including, without limitation, accelerate or defer the exercise or vesting date of any option or the vesting date of any restricted stock award (in each case with the consent of the holder thereof if the modification or amendment would adversely affect the holder’s right with respect to the option or restricted stock award); (iv) re-price previously granted options and/or substitute new options or restricted stock awards for previously granted options or restricted stock awards, as the case may be, which previously granted options or restricted stock awards may contain less favorable terms, including, in the case of options, higher exercise prices; and (v) interpret the plan and make all other determinations deemed necessary or advisable for the administration thereof.
Eligibility.   The administrative committee will select the people who will receive awards under the Company’s 2014 Stock Incentive Plan. Any employee or director of the Company or of any subsidiary, parent or other affiliate of the Company, and any independent contractor or agent of the Company or any subsidiary, parent or other affiliate of the Company, may be selected by the administrative committee to receive awards under the plan.
As of April 29, 2014, approximately 5,420 individuals, including 18 non-employee directors and 5,402 employees of the Company or its parent, subsidiaries or affiliates, were eligible to be selected to receive stock options and restricted stock awards under the Company’s 2014 Stock Incentive Plan if it is approved by the Company’s shareholders.
The Company’s 2014 Stock Incentive Plan limits the number of shares of the Company’s Class A Common Stock underlying stock options and restricted stock awards that may be granted to an individual participant in any calendar year to 300,000 shares.
Awards.   The Company’s 2014 Stock Incentive Plan will permit the Company to grant stock options (both incentive stock options and non-qualified stock options) and restricted stock awards.
Stock Options.   The administrative committee will establish the terms and conditions of the stock options granted under the Company’s 2014 Stock Incentive Plan. The administrative committee may not grant a stock option with a term of greater than 10 years or with a purchase price that is less than the fair market value of a share of the Company’s Class A Common Stock on the date of grant.
Both incentive stock options that qualify for special federal income tax treatment or non-qualified stock options that do not qualify for special federal income tax treatment may be granted under the Company’s 2014 Stock Incentive Plan. Incentive stock options are subject to certain additional restrictions under the Code and the plan. The total number of shares of the Company’s Class A Common Stock authorized for grant under the plan as incentive stock options shall may not exceed the maximum number of shares authorized for grant under the plan, as described under “Stock Available Under the Plan” above.
Unless otherwise designated by the administrative committee, options granted will be exercisable for a period of ten years after the date of grant, but will be subject to earlier termination under certain circumstances, including upon, or after the expiration of a specified period following, such time as the individual’s employment with the Company, or any subsidiary, parent or, in certain cases, other affiliate of the Company, is deemed to be terminated under the terms of the plan. Upon the exercise of an option, the exercise price of the option must be paid in full. Payment may be made in cash and/or shares of the Company’s stock, or in such other consideration as the administrative committee authorizes. Options may be transferred prior to exercise only to certain family members, trusts or other entities owned by the option holder and/or such family members, to charitable organizations or upon the death of the option holder.
Restricted Stock Awards.   If the administrative committee determines to grant restricted stock awards under the Company’s 2014 Stock Incentive Plan, the administrative committee will, at the time of the grant, establish the terms of the restricted stock award, including, without limitation, whether the award is a performance-based restricted stock award, the number of shares of the Company’s Class A Common Stock subject to the award and the vesting schedule applicable to the award.
Unless the administrative committee determines otherwise with respect to any restricted stock award, before the shares subject to a restricted stock award are vested and transferred to the award recipient, the administrative committee will hold the underlying shares and any dividends or distributions accumulating on such shares. However, the award recipient will have the right to direct the voting of the shares underlying the restricted stock award unless the administrative committee determines otherwise.

All restricted stock awards granted under the Company’s 2014 Stock Incentive Plan will be subject to a vesting schedule specified by the administrative committee at the time the award is granted. If the administrative committee does not specify a vesting schedule, the award will vest in full on the first anniversary of the grant date unless earlier terminated in accordance with the terms of the plan or the award agreement evidencing the restricted stock award, including upon, or under certain circumstances following the expiration of a period after, such time as the award recipient’s services on behalf of the Company, or any subsidiary, parent or other affiliate of the Company, is deemed to have ceased under the terms of the plan.
Performance-Based Restricted Stock Awards.   At the time of grant of a restricted stock award, the administrative committee may designate the restricted stock award as a performance-based restricted stock award. In that case, the administrative committee will establish, in addition to or in lieu of service-based vesting requirements, one or more performance goals, which must be attained as a condition of the vesting and/or retention of the shares. The performance goal(s) will be based on one or more of the following:
•
  earnings per share;
•
  total or net revenue;
•
  revenue growth;
•
  operating income;
•
  net operating income after tax;
•
  pre-tax or after-tax income;
•
  cash flow;
•
  cash flow per share;
•
  net income;
•
  EBIT;
•
  EBITDA;
•
  adjusted EBITDA;
•
  profit growth;
•
  return on equity;
•
  return on assets;
•
  return on capital employed;
•
  economic value added (or an equivalent metric);
•
  core earnings;
•
  share price performance or other measures of equity valuation;
•
  other earnings criteria or profit-related return ratios;
•
  total shareholder return;
•
  market share;
•
  expense levels;
•
  working capital levels;
•
  strategic business objectives, consisting of one or more objectives based on meeting specified cost, profit, operating profit, sales, revenue, cash or cash generation targets or measures, or goals, including those relating to business expansion, business development, acquisitions or divestitures; or
•
  except in the case of a “covered employee” under Section 162(m) of the Code, any other performance criteria established by the administrative committee.
Performance goals may be established on the basis of reported earnings or cash earnings, and consolidated results or the results of a business segment or individual business unit and may, in the discretion of the administrative committee, include or exclude certain items, including the operations or results of a business segment or individual business unit and/or the results of discontinued operations. Each performance goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company (or individual business segments or units) and/or the past or current performance of other companies. Performance goals need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria).
Attainment of the performance goals will be measured over a performance measurement period specified by the administrative committee when the award is made. The administrative committee will determine in its discretion whether the award recipient has attained the performance goals. If the administrative committee determines that the award recipient attained the performance goals, the administrative committee will certify that fact in writing. If the performance goals are not satisfied during the performance measurement period, the relevant award will be forfeited. If the performance goals and any service-based vesting schedule are satisfied, the award will be distributed (or any vesting-related legend removed from any stock certificates previously delivered to the award recipient).
Mergers and Reorganizations.   The number of shares available under the Company’s 2014 Stock Incentive Plan and the number of shares subject to stock options and restricted stock awards granted under the plan may be adjusted to reflect any merger, consolidation or other business reorganization in which the Company is the surviving entity, and to reflect any stock split, stock dividend, spin-off or other event where the administrative committee determines an adjustment is appropriate in order to prevent the enlargement or dilution of an award recipient’s rights. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, any outstanding options, at the discretion of the administrative committee or the Board of Directors, may be canceled and payment made to the option holder in an amount equal to the value of the canceled options or modified to provide for alternative, nearly equivalent securities. Any outstanding restricted stock award shall be adjusted by allocating to the award recipient any money, stock, securities or other property received by the other shareholders of record on account of outstanding shares, and such money, stock, securities or other property shall be subject to the same terms and conditions as the restricted stock award on account of which it has been issued, exchanged or paid.
Termination or Amendment.   The Board of Directors or the administrative committee will have the authority to at any time and from time to time terminate, modify, suspend or amend the Company’s 2014 Stock Incentive Plan, in whole or in part, provided, however, that no such termination, modification, suspension or amendment shall be effective without shareholder approval if such approval is required to comply with any applicable law or stock exchange rule. In addition, no termination, modification, suspension or amendment of the plan will, without the consent of an option holder or restricted stock award recipient, adversely affect such option holder’s or restricted stock award recipient’s rights under any previously granted and then-outstanding stock option or restricted stock award, as the case may be.
Federal Income Tax Consequences
The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting the Company and recipients of restricted stock awards or stock options that may be granted under the Company’s 2014 Stock Incentive Plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The Company’s 2014 Stock Incentive Plan is not a qualified plan under Section 401(a) of the Code.
Stock Options.   Incentive stock options do not create federal income tax consequences when they are granted. If incentive stock options are exercised during the term of the option holder’s employment or within three months thereafter (or within one year thereafter in the case of termination due to death or disability), the exercise does not create federal income tax consequences. When the shares acquired on exercise of an incentive stock option are sold, the seller must pay federal income taxes on the amount by which the sales price exceeds the exercise price. This amount will be taxed at capital gains rates if the sale occurs at least two years after the option was granted and at least one year after the option was exercised. Otherwise, it is taxed as ordinary income.
Incentive stock options that are exercised more than three months after the termination of the option holder’s employment (or more than one year after termination of the option holder’s employment due to death or disability) are treated as non-qualified stock options. Non-qualified stock options do not create federal income tax consequences when they are granted. When non-qualified stock options are exercised, federal income taxes at ordinary income tax rates must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder sells shares acquired by exercising a non-qualified stock option, he or she must pay federal income taxes on the amount by which the sales price exceeds the exercise price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option.
When a non-qualified stock option is exercised, the Company is allowed a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income, subject to certain restrictions and limits set forth in the Code. When an incentive stock option is exercised, the Company is not allowed to claim a deduction unless the shares acquired are resold sooner than two years after the option was granted or one year after the option was exercised.
Restricted Stock Awards.   Restricted stock awards granted under the plan will not result in federal income tax consequences to either the Company or the award recipient. Once the award is vested and the shares subject to the award are distributed, the award recipient is generally required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date. The Company is generally allowed to claim a deduction, for compensation expense, in a like amount. If dividends are paid on unvested shares held under the plan, such dividend amounts are also included in the ordinary income of the recipient. The Company is generally allowed to claim a deduction for compensation expense for this amount as well.
In certain cases, a recipient of a restricted stock award that is not a performance-based restricted stock award may elect to include the value of the shares subject to a restricted stock award in income for federal income tax purposes when the award is made instead of when it vests.
Section 162(m) Deduction Limits.   Section 162(m) of the Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to its chief executive officer and other employees (other than its chief financial officer) whose compensation is required to be reported to shareholders under the Exchange Act and the rules and regulations promulgated by the SEC thereunder. However, the statute exempts qualifying “performance-based compensation” from the deduction limit if certain requirements are met. The Company designed its 2014 Stock Incentive Plan so that stock options and performance-based restricted stock awards granted under the plan will, if applicable requirements are met, constitute qualified performance-based compensation if the Board determines to seek such treatment. However, the $1,000,000 limit on deductibility would apply to restricted stock awards made to covered employees that are not designated as performance-based restricted stock awards.
The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards that may be granted under the Company’s 2014 Stock Incentive Plan. State and local tax consequences may also be significant.
New Plan Benefits
Grants of restricted stock awards and stock options under the Company’s 2014 Stock Incentive Plan are at the discretion of the administrative committee. The administrative committee has not yet determined to whom and in what amount any awards will be made.
The Board of Directors Unanimously Recommends that Shareholders
Vote “For” the Approval of the Company’s 2014 Stock Incentive Plan.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth, as of December 31, 2013, information regarding awards previously granted and outstanding, and securities authorized for future issuance, under the Company’s current equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants or Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants or Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Outstanding Options, Warrants and Rights)
Equity compensation plans approved by security holders	21,282	$289.17	—
Equity compensation plans not approved by security holders	—	—	—
Total	21,282	$289.17	—

AUDIT COMMITTEE REPORT
The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Exchange Act, except to the extent the Company specifically incorporates this Report by reference therein.
The Audit Committee’s charter (available at www.bbxcapital.com) sets forth the Audit Committee’s responsibilities, which include oversight of the Company’s financial reporting on behalf of the Company’s Board of Directors and shareholders. In fulfilling its responsibilities, the Audit Committee reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2013 with the Company’s management and internal audit group as well as with the Company’s independent registered certified public accounting firm for 2013, PricewaterhouseCoopers LLP (“PwC”). The Audit Committee also discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
The Audit Committee received from PwC the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with PwC its independence from the Company. When considering PwC’s independence, the Audit Committee considered whether PwC’s provision of services to the Company beyond those rendered in connection with its audit and review of the Company’s consolidated financial statements was compatible with maintaining PwC’s independence. The Audit Committee also reviewed, among other things, the amount of fees paid to PwC for audit and non-audit services.
Based on these reviews, meetings, discussions and reports, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for the year ended December 31, 2013 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.
Submitted by the Members of the Audit Committee:
Norman H. Becker, Chairman
Steven M. Coldren
Bruno L. Di Giulian

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012
PwC served as the independent registered certified public accounting firm for the Company for 2013 and 2012. The table below presents fees for professional services rendered by PwC for the audit of the Company’s annual financial statements for 2013 and 2012, as well as fees billed for audit-related services, tax services and all other services rendered by PwC for those years. PwC also served as the independent registered certified public accounting firm for BFC for 2013 and 2012. The aggregate fees for professional services rendered by PwC to BFC for 2013 and 2012 were approximately $604,000 and $591,000, respectively.

	For the Years Ended December 31,
(in thousands)	2013	2012
Audit fees(1)	$911	$1,031
Audit-related fees(2)	251	25
Tax services	—	—
All other fees(3)	2	27

(1)
  Includes primarily fees for services related to the annual financial statement audits, the annual audits of effectiveness of internal control over financial reporting and the review of quarterly financial statements included in the Company’s Quarterly Reports on Form 10-Q.
(2)
  Includes (a) for 2013, fees for services related to acquisitions and investments made during 2013, including the acquisition of Renin Corp. and its subsidiaries during October 2013 and the acquisition of Hoffmans Chocolate, LLC and its subsidiaries, Boca Bons, LLC and S&F Good Fortunes, LLC, during December 2013, and (b) for 2012, fees related to information statements and other reports filed by the Company with the SEC in connection with the sale of BankAtlantic.
(3)
  Represents, for each of 2013 and 2012, a one year licensing fee to access PwC’s accounting research software and, for 2012, expenses related to the action brought by the SEC against the Company and its Chairman, as described in the “Legal Proceedings” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the SEC on March 17, 2014.
All audit-related services and other services set forth above were pre-approved by the Audit Committee, which concluded that the provision of such services by PwC was compatible with the maintenance of PwC’s independence in the conduct of its auditing functions.
Under its charter, the Audit Committee must review and pre-approve both audit and permitted non-audit services provided by the independent auditor and shall not engage the independent auditor to perform any non-audit services prohibited by law or regulation. Each year, the independent auditor’s retention to audit the Company’s financial statements, including the associated fee, is approved by the Audit Committee. Under its current practices, the Audit Committee does not regularly evaluate potential engagements of the independent auditor and approve or reject such potential engagements. At each Audit Committee meeting, the Audit Committee receives updates on the services actually provided by the independent auditor, and management may present additional services for pre-approval. The Audit Committee has delegated to the Chairman of the Audit Committee the authority to evaluate and approve engagements on behalf of the Audit Committee in the event that a need arises for pre-approval between regular Audit Committee meetings. If the Chairman so approves any such engagements, he will report that approval to the full Audit Committee at the next Audit Committee meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of April 29, 2014, certain information as to the Company’s Class A Common Stock and Class B Common Stock beneficially owned by persons known by the Company to own in excess of 5% of the outstanding shares of such stock. In addition, this table includes information regarding the shares of the Company’s Class A Common Stock and Class B Common Stock beneficially owned by (i) each Named Executive Officer, (ii) each of the Company’s directors and (iii) the Company’s directors and executive officers as a group. Management knows of no person, except as listed below, who beneficially owned more than 5% of the outstanding shares of the Company’s Class A Common Stock or Class B Common Stock as of April 29, 2014. Except as otherwise indicated, the information provided in the following table was obtained from filings with the SEC and the Company pursuant to the Exchange Act. For purposes of the following table, in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner of any shares of Class A Common Stock or Class B Common Stock which he or she has or shares, directly or indirectly, voting or investment power, or which he or she has the right to acquire beneficial ownership of at any time within 60 days after April 29, 2014. As used herein, “voting power” is the power to vote, or direct the voting of, shares, and “investment power” includes the power to dispose of, or direct the disposition of, such shares. Unless otherwise noted, each beneficial owner has sole voting and sole investment power over the shares beneficially owned.

Name of Beneficial Owner	Class A Common Stock Ownership		Class B Common Stock Ownership		Percent of Class A Common Stock(8)	Percent of Class B Common Stock
BFC Financial Corporation(1)	8,133,353	(6)	195,045	(6)	51.4%	100%
Alan B. Levan(1)(4)	8,244,298	(2)(3)(6)	195,045	(2)(6)	52.1%	100%
John E. Abdo(1)	8,302,537	(2)(3)(6)	195,045	(2)(6)	52.5%	100%
Norman H. Becker	—		—		—	—
Steven M. Coldren	6,529	(3)	—		*	—
Bruno L. Di Giulian	8,507	(3)(7)	—		*	—
Willis N. Holcombe	4,324	(3)	—		*	—
Jarett S. Levan(4)	37,793	(3)	—		*	—
Charlie C. Winningham, II	12,508	(3)	—		*	—
Anthony P. Segreto	—		—		—	—
All directors and executive officers of the Company as of April 29, 2014 as a group (11 persons)	8,513,184	(5)(6)	195,045	(6)	53.8%	100%

*
  Less than one percent of the class.
(1)
  BFC may be deemed to be controlled by Alan B. Levan and John E. Abdo, who collectively may be deemed to have an aggregate beneficial ownership of shares of BFC’s Class A Common Stock and Class B Common Stock representing approximately 71% of the total voting power of BFC. Mr. Alan Levan serves as Chairman and Chief Executive Officer of the Company and Chairman, Chief Executive Officer and President of BFC. Mr. Abdo serves as Vice Chairman of the Company and BFC.
(2)
  Includes, for each of Mr. Alan Levan and Mr. Abdo, the 8,133,353 shares of the Company’s Class A Common Stock and 195,045 shares of the Company’s Class B Common Stock owned by BFC. Mr. Alan Levan’s ownership interest in the Company’s Class A Common Stock also includes shares of the Company’s Class A Common Stock held directly by other entities which he may be deemed to control as follows: 18,801 shares held by Levan BBX Stock Partners LP; and 657 shares held by Levan Partners LLC.

(3)
  Includes beneficial ownership of the following number of shares of the Company’s Class A Common Stock which may be acquired within 60 days pursuant to the exercise of outstanding stock options: Mr. Alan Levan — 4,800 shares; Mr. Abdo — 3,200 shares; Mr. Coldren — 479 shares; Mr. Di Giulian — 3,507 shares; Dr. Holcombe — 4,188 shares; Mr. Jarett Levan — 1,201 shares; and Mr. Winningham — 3,507 shares.
(4)
  Mr. Jarett Levan is the son of Mr. Alan Levan.
(5)
  Includes beneficial ownership of 21,082 shares of the Company’s Class A Common Stock which may be acquired by executive officers and directors within 60 days pursuant to the exercise of outstanding stock options.
(6)
  The Company’s Class B Common Stock is convertible on a share-for-share basis into the Company’s Class A Common Stock at any time at BFC’s discretion.
(7)
  Includes 3,930 shares of the Company’s Class A Common Stock which are held by Mr. Di Giulian’s spouse, as to which Mr. Di Giulian disclaims having voting or investment power.
(8)
  Pursuant to the instructions to Item 403 of Regulation S-K, the total number of outstanding shares of the Company’s Class A Common Stock for purposes of calculating the beneficial ownership interest percentage of each person or group does not include 1,277,802 shares of the Company’s Class A Common Stock, which represents approximately 7% of the total number of outstanding shares of such stock, underlying restricted stock awards which are not scheduled to vest within 60 days and as to which the Company’s Compensation Committee has sole voting power and the award recipients do not have voting or investment power.
OTHER MATTERS
As of the date of this Proxy Statement, the Board of Directors is not aware of any matters other than those described in this Proxy Statement which may be brought before the Annual Meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL SHAREHOLDER MEETING
TO BE HELD ON JUNE 12, 2014
This Proxy Statement (including a form of the accompanying proxy card) and the Company’s Annual Report to Shareholders for the year ended December 31, 2013 are available at www.edocumentview.com/BBX_MTG.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP served as the Company’s independent public accounting firm for the year ended December 31, 2013. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions from shareholders.
ADDITIONAL INFORMATION
“Householding” of Proxy Material.   The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or AST, the Company’s transfer agent, that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. However, the Company will deliver promptly upon written or oral request a separate copy of this Proxy Statement to a shareholder at a shared address to which a single Proxy Statement was delivered. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple proxy statements and would like to request delivery of a single proxy statement, please notify your broker if your shares are held in a brokerage account or AST if you are the record holder of your shares. You can notify AST by sending a written request to American Stock Transfer & Trust Company, LLC, 59 Maiden Lane — Plaza Level, New York, NY 10038, attention Jennifer Donovan, Vice President.
Advance Notice Procedures.   Under the Company’s Amended and Restated Bylaws, no business may be brought before an annual meeting of shareholders unless it is specified in the notice of the annual meeting of shareholders or is otherwise brought before the annual meeting of shareholders by or at the direction of the Board of Directors or by a shareholder entitled to vote who has delivered written notice to the Company’s Secretary (containing certain information specified in the Bylaws about the shareholder and the proposed action) not less than 90 or more than 120 days prior to the first anniversary of the preceding year’s annual meeting of shareholders. However, if the date of the Company’s annual meeting of shareholders changes by more than 30 days from the date of the preceding year’s annual meeting of shareholders, written notice of the proposed business must be received by the Company within ten days after the Company first mails notice of or publicly discloses the date of the annual meeting of shareholders. For the Company’s 2015 Annual Meeting of Shareholders, the Company must receive written notice of proposed business from a shareholder (i) between February 12, 2015 and March 14, 2015 or (ii) if the Company’s 2015 Annual Meeting of Shareholders is held more than 30 days before or after June 12, 2015, within ten days after the Company first mails notice of or publicly discloses the date of the meeting. In addition, any shareholder who wishes to submit a nomination to the Board of Directors must deliver written notice of the nomination within the applicable time period set forth above and comply with the information requirements in the Bylaws relating to shareholder nominations. These requirements are separate from and in addition to the SEC’s requirements that a shareholder must meet in order to have a shareholder proposal included in the Company’s proxy statement. If the currently proposed merger between the Company and BFC is consummated, the Company will become a wholly-owned subsidiary of BFC, and therefore the Company will not hold any annual shareholder meetings following the closing of the merger.
Shareholder Proposals for the 2015 Annual Meeting of Shareholders.   Shareholders interested in submitting a proposal for inclusion in the proxy materials for the Company’s 2015 Annual Meeting of Shareholders may do so by following the procedures relating to shareholder proposals set forth in the rules and regulations promulgated under the Exchange Act. To be eligible for inclusion, shareholder proposals must be received by the Company’s Secretary at the Company’s principal executive offices by December 31, 2014 (or such other date as specified in a report filed by the Company under the Exchange Act). As described above, if the currently proposed merger between the Company and BFC is consummated, the Company will become a wholly-owned subsidiary of BFC, and therefore the Company will not hold any annual shareholder meetings following the closing of the merger.
Proxy Solicitation Costs.   The Company will bear the expense of soliciting proxies and of reimbursing brokers, banks and other nominees for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of shares held of record by such persons. The Company does not currently intend to solicit proxies other than by use of the mail, but certain directors, officers and regular employees of the Company or its subsidiaries, without additional compensation, may solicit proxies personally or by telephone, fax, special letter or otherwise.
BY ORDER OF THE BOARD OF DIRECTORS

Alan B. Levan
Chairman of the Board
April 30, 2014

Appendix A
BBX CAPITAL CORPORATION
2014 STOCK INCENTIVE PLAN
1.    PURPOSES.    The purpose of this BBX Capital Corporation 2014 Stock Incentive Plan (this “Plan”) is to attract, retain and motivate officers and other employees of BBX Capital Corporation, a Florida corporation (the “Company”), or its Subsidiaries or Affiliates (as hereinafter defined), as well as directors and other individuals who perform services for the Company or its Subsidiaries or Affiliates, to compensate them for their services, to encourage ownership by them of stock of the Company, to align their interests with those of shareholders in the creation of long-term value, and to promote the success and profitability of the Company’s business.
2.    DEFINITIONS.    As used herein, the following definitions shall apply:
(a)    “Affiliate” shall mean, with respect to a specified Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.
(b)    “Award Notice” shall mean, with respect to a particular Restricted Stock Award, a written instrument signed by the Company and the recipient of the Restricted Stock Award evidencing the Restricted Stock Award and establishing the terms and conditions thereof.
(c)    “Award Recipient” shall mean the recipient of a Restricted Stock Award.
(d)    “Beneficiary” shall mean the Person designated by an Award Recipient to receive any Shares subject to a Restricted Stock Award made to such Award Recipient that become distributable following the Award Recipient’s death.
(e)    “Board of Directors” shall mean the Board of Directors of the Company.
(f)    “Class A Common Stock” shall mean the Class A common stock, par value $0.01 per share, of the Company.
(g)    “Code” shall mean the Internal Revenue Code of 1986, as amended.
(h)   “Committee” shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of this Plan.
(i)    “Company” shall mean BBX Capital Corporation, a Florida corporation, and its successors and assigns.
(j)    “Continuous Status as an Employee” shall mean, subject to the following sentence, the absence of any interruption or termination of service as an Employee. Notwithstanding the foregoing, “Continuous Status as an Employee” with respect to a particular individual shall not be considered (i) interrupted in the case of such individual’s absence due to sick leave, military leave, or any other leave of absence approved by the Board of Directors or the Committee or (ii) terminated or interrupted if such individual (A) is hired or re-hired as an Employee of the Company or any Parent, Subsidiary or Affiliate of the Company within a period of three (3) months following the termination of his or her employment or (B) continues to serve as a director of the Company or any Parent, Subsidiary or Affiliate of the Company notwithstanding the termination of his or her employment, or is appointed or re-appointed to serve as a director of the Company or any Parent, Subsidiary or Affiliate of the Company within a period of three (3) months following the termination of his or her employment. If an individual remains in “Continuous Status as an Employee” solely by reason of satisfaction of any of the events specified in clause (ii) of the preceding sentence, any time-based vesting criteria with respect to an Option previously granted to the individual shall be tolled for the period of time during which he or she was not an Employee or director of the Company or any Parent, Subsidiary or Affiliate of the Company.
(k)    “Covered Employee” shall mean, for any taxable year of the Company, a person who is, or who the Committee determines is reasonably likely to be, a “covered employee” (within the meaning of Section 162(m) of the Code).

(l)    “Disability” shall mean permanent and total disability as defined in Section 22(e)(3) of the Code.
(m)    “Employee” shall mean any person, including officers, employed by the Company or any Parent, Subsidiary or Affiliate of the Company.
(n)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(o)    “Fair Market Value” shall be determined by the Committee in its discretion; provided, however, that so long as (i) the Class A Common Stock is listed or admitted for trading on any United States national securities exchange, (ii) transactions in the Class A Common Stock are reported on a consolidated transaction reporting system, or (iii) the Class A Common Stock is quoted on any system of automated dissemination of quotations of securities prices in common use, the fair market value per Share of the Class A Common Stock shall be the closing price of the Class A Common Stock on such exchange or reporting system or as quoted on such system of automated dissemination of quotations of securities, as the case may be, on the relevant date.
(p)    “Incentive Stock Option” shall mean an Option intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.
(q)    “Nonqualified Stock Option” shall mean an Option not intended to qualify as an Incentive Stock Option, or an Option that at the time of grant, or subsequent thereto, fails to satisfy the requirements of Section 422 of the Code.
(r)    “Option” shall mean a stock option granted pursuant to this Plan.
(s)    “Optioned Stock” shall mean the Class A Common Stock subject to an Option.
(t)    “Optionee” shall mean the recipient of an Option.
(u)    “Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(v)    “Performance-Based Restricted Stock Award” shall mean a Restricted Stock Award to which Section 8.3 is applicable.
(w)    “Performance Goal” shall mean, with respect to any Performance-Based Restricted Stock Award, the performance goal(s) established pursuant to Section 8.3(a), the attainment of which is a condition of the vesting and/or retention of the Performance-Based Restricted Stock Award.
(x)    “Performance Measurement Period” shall mean, with respect to any Performance Goal, the period of time over which attainment of the Performance Goal is measured.
(y)    “Person” shall mean an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.
(z)    “Restricted Stock Award” shall mean an award of restricted Shares pursuant to Section 8.
(aa)   “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule.
(bb)    “Service” shall mean, unless the Committee provides otherwise in an Award Notice: (a) service in any capacity as a common-law employee, director, advisor or consultant to the Company or a Parent, Subsidiary or Affiliate of the Company; (b) service in any capacity as a common-law employee, director, advisor or consultant (including periods of contractual availability to perform services under a retainer arrangement) to an entity that was formerly a Parent, Subsidiary or Affiliate of the Company, to the extent that such service is an uninterrupted continuation of services being provided immediately prior to the date on which such entity ceased to be a Parent, Subsidiary or Affiliate of the Company; and (c) performance of the terms of any contractual non-compete agreement for the benefit of the Company or a Parent, Subsidiary or Affiliate of the Company. Notwithstanding the foregoing, an individual’s “Service” shall not be considered terminated if, within three (3) following the termination of his or service in any capacity described in the preceding sentence or performance of a contractual non-compete agreement described in the preceding sentence, such individual is hired or re-hired as an Employee of the Company or any Parent,

Subsidiary or Affiliate of the Company or is appointed or re-appointed to serve as a director of the Company or any Parent, Subsidiary or Affiliate of the Company. If an individual’s “Service” is deemed to continue solely by reason of satisfaction of any of the events specified in the preceding sentence, any time-based vesting criteria with respect to a Restricted Stock Award previously granted to the individual shall be tolled for the period of time during which he or she did not satisfy the “Service” requirements set forth in the first sentence of this paragraph.
(cc)   “Share” shall mean a share of the Class A Common Stock, as adjusted in accordance with Section 9.
(dd)   “Stock Option Agreement” shall mean the written Option agreements described in Section 14.
(ee)   “Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
(ff)    “Transferee” shall have the meaning set forth in Section 7.4.
3.    STOCK.    Subject to the provisions of Section 9, the maximum aggregate number of Shares which may be issued for Restricted Stock Awards and upon the exercise of Options under this Plan is One Million (1,000,000) Shares. If an Option or Restricted Stock Award should expire or become unexercisable for any reason without having been exercised or vested in full, the unpurchased Shares which were subject thereto shall, unless this Plan shall have been terminated, become available for further grant under this Plan.
The number of Shares authorized for grant under this Plan as Incentive Stock Options shall be no more than the total number of Shares authorized for grant under this Plan, as set forth in the preceding paragraph. Notwithstanding any provision in this Plan to the contrary, and subject to Section 9, the maximum aggregate number of Shares with respect to one or more Options or Restricted Stock Awards that may be granted to any one person during any calendar year shall be Three Hundred Thousand (300,000) Shares. If an Option or Restricted Stock Award should expire, become unexercisable for any reason without having been exercised in full, or be cancelled for any reason during the calendar year in which it was granted, the number of Shares covered by such Option or Restricted Stock Award shall nevertheless be treated as Options or Restricted Stock Awards, as the case may be, granted for purposes of the limitation in the preceding sentence.
4.    ADMINISTRATION.
(a)    Procedure.    This Plan shall be administered by a Committee appointed by the Board of Directors, which initially shall be the Compensation Committee of the Board of Directors. The Committee shall consist of not less than two (2) members of the Board of Directors. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. From time to time, the Board of Directors, at its discretion, may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, and fill vacancies however caused; provided, however, that at no time shall the Committee consist of less than two (2) members of the Board of Directors. If the Committee does not exist, or for any other reason determined by the Board of Directors and permitted pursuant to the terms hereof, the Board of Directors may take any action and exercise any power, privilege or discretion under this Plan that would otherwise be the responsibility of the Committee.
(b)    Powers of the Committee.    Subject to the provisions of this Plan, the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code, to grant Nonqualified Stock Options, or to grant Restricted Stock Awards; (ii) if applicable, to determine, upon review of relevant information, the Fair Market Value of the Class A Common Stock; (iii) to determine the persons to whom, and the time or times at which, Options and Restricted Stock Awards shall be granted; (iv) to determine the terms and provisions of each Option or Restricted Stock Award granted (which need not be identical), including, without limitation, the number of Shares represented by each Restricted Stock Award, the number of shares underlying each Option, the exercise price per share of each Option, the consideration, if any, for each Restricted Stock Award and the vesting schedule of each Option and Restricted Stock Award; (v) to interpret this Plan; (vi) to amend this Plan, if amendment by the Committee is permitted pursuant to the terms hereof; (vii) to modify or amend each Option or Restricted

Stock Award, including to accelerate or defer the exercise or vesting date of any Option or the vesting date of any Restricted Stock Award (in each case with the consent of the holder thereof to the extent required); (viii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Restricted Stock Award previously granted by the Committee; (ix) to re-price previously granted Options and/or substitute new Options or Restricted Stock Awards for previously granted Options or Restricted Stock Awards, as the case may be, which previously granted Options or Restricted Stock Awards contain less favorable terms, including, in the case of Options, higher exercise prices; and (x) to make all other determinations deemed necessary or advisable for the administration of this Plan.
(c)    Effect of the Committee’s Decision.    All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees, Award Recipients or Transferees, if applicable.
5.    ELIGIBILITY.    Incentive Stock Options may be granted only to employees, including officers, of the Company or any Parent or Subsidiary of the Company. Nonqualified Stock Options and Restricted Stock Awards may be granted to Employees as well as directors of, and independent contractors and agents who are natural persons and perform services for, the Company or any Parent, Subsidiary or Affiliate of the Company (provided that Options and Restricted Stock Awards may not be granted under this Plan to an independent contractor or agent to the Company or a Parent, Subsidiary or Affiliate of the Company for services in connection with the offer or sale of securities in a capital-raising transaction or services that directly or indirectly promote or maintain a market for the Company’s securities). Any individual who has been granted an Option or Restricted Stock Award may, if he or she is otherwise eligible, be granted additional Options and/or Restricted Stock Awards.
Except as otherwise provided under the Code, to the extent that the aggregate Fair Market Value of Shares for which Incentive Stock Options (under all stock option plans of the Company and of any Parent or Subsidiary of the Company) are exercisable for the first time by an Employee during any calendar year exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. For purposes of this limitation, (a) the Fair Market Value of Shares is determined as of the time the Option is granted and (b) the limitation is applied by taking into account Options in the order in which they were granted.
This Plan shall not constitute a contract of employment nor shall this Plan confer upon any Optionee or Award Recipient any right with respect to continuation of employment or continuation of providing services to the Company, nor shall it interfere in any way with his or her right or the Company’s or any Parent, Subsidiary or Affiliate of the Company’s right to terminate his or her employment or provision of services at any time.
6.    TERM OF PLAN.    This Plan shall continue in effect ten (10) years from the date of its adoption by the Company’s shareholders as provided in Section 15, unless sooner terminated under Section 11.
7.    STOCK OPTIONS.
7.1   Term of Option.    The term of each Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. However, in the case of an Incentive Stock Option granted to an Employee who, immediately before the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in such Optionee’s Stock Option Agreement.
7.2    Exercise Price and Consideration.
(a)    Price.    The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as determined by the Committee, but shall be subject to the following:
(i)    In the case of an Incentive Stock Option which is:
(A)    granted to an Employee who, immediately before the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be no less than one hundred and ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B)    granted to an Employee not within (A), the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(ii)   In the case of a Nonqualified Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(b)    Certain Corporate Transactions.    In the event an Option is substituted for a stock option issued by another Person in connection with a corporate transaction, such as a merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or partial or complete liquidation involving the Company and such other Person, the exercise price per Share of such substituted Option shall (subject to the provisions of Section 424(a) of the Code in the case of a stock option that was intended to qualify as an “incentive stock option”) be in such amount so as to preserve, on a per Share basis with respect to such substituted option, the same ratio of Fair Market Value per Share to exercise price per Share which existed immediately prior to such corporate transaction.
(c)    Payment.    The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist entirely of cash, check, promissory note, or other shares of the Company’s capital stock having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under the law of the Company’s jurisdiction of incorporation. The Committee may also establish coordinated procedures with one or more brokerage firms for the “cashless exercise” of Options, whereby Shares issued upon exercise of an Option are delivered against payment by the brokerage firm on the Optionee’s behalf. When payment of the exercise price for the Shares to be issued upon exercise of an Option consists of shares of the Company’s capital stock, such shares will not be accepted as payment unless the Optionee or Transferee, if applicable, has held such shares for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes.
7.3    Exercise Of Option.
(a)    Procedure for Exercise; Rights as a Shareholder.    Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Optionee, performance criteria with respect to the Company or any Parent or Subsidiary of the Company, or in the case of Nonqualified Stock Options, performance criteria with respect to any Affiliate of the Company, and as shall be permissible under the terms of this Plan. An Option may not be exercised for a fraction of a Share. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 7.2(c).
(b)    Termination of Status as an Employee.    If any individual ceases to be in Continuous Status as an Employee, such individual or his or her Transferee may, but only within three (3) months (or, provided that the applicable Option is not an Incentive Stock Option, such longer period of time as may be determined by the Committee) after the date the individual ceases to be in Continuous Status as an Employee, exercise an Option previously granted and then-outstanding to the extent that the individual or his or her Transferee was entitled to exercise the Option as of the date of such termination of Continuous Status as an Employee and the Option did not otherwise expire prior to the exercise date. To the extent that the individual or his or her Transferee was not entitled to exercise the Option at the date of termination of Continuous Status as an Employee, or if the individual or any Transferee does not exercise such Option within the time specified herein, the Option shall terminate and no longer be exercisable. Notwithstanding the foregoing provisions of this Section 7.3(b), (i) if any individual ceases to serve as an Employee as a result of a termination for cause (as determined by the Committee), any Option held by such individual or his or her Transferee shall terminate immediately and automatically on the date of termination as an Employee unless otherwise determined by the Committee, and (ii) if an individual ceases to be in Continuous Status as an Employee solely due to a reorganization, merger, consolidation, spin-off, combination, or other similar corporate transaction or event, the Committee may, in its discretion, suspend the operation of this Section 7.3(b); provided that, in the case of this clause (ii) or if an Employee of the Company or any Parent or Subsidiary of the Company is re-assigned to an Affiliate of the Company, the individual shall execute an agreement, in form and substance satisfactory to the Committee, waiving such individual’s right to have his or her Options treated as Incentive Stock Options from and after a date determined by the Committee, which shall be no later than three (3) months after the cessation or re-assignment date, as the case may be, and such individual’s Options shall thereafter be treated as Nonqualified Stock Options for all purposes.
(c)    Disability of Optionee.    Notwithstanding the provisions of Section 7.3(b) above, in the event an Employee is unable to continue his employment as a result of his or her Disability, such individual or his or her Transferee may, but only within three (3) months or such other period of time as is determined by the Committee not exceeding twelve (12) months (or, provided that the applicable Option is not an Incentive Stock Option, such longer period of time as may be determined by the Committee) from the date of cessation of employment for Disability, exercise an Option previously granted and then-outstanding to the extent the individual or his or her Transferee was entitled to exercise the Option at the date of such cessation of employment for Disability and the Option did not otherwise expire prior to the exercise date.. To the extent that the individual or his or her Transferee was not entitled to exercise the Option at the date of cessation of employment for Disability, or if the individual or his or her Transferee does not exercise such Option within the time specified herein, the Option shall terminate and no longer be exercisable.
(d)    Death of Optionee.    In the event of the death of an Optionee:
(i)    who is at the time of his or her death an Employee and who shall have been in Continuous Status as an Employee since the date of grant of the Option, the Option may be exercised at any time within twelve (12) months (or, provided that the applicable Option is not an Incentive Stock Option, such longer period of time as may be determined by the Committee) following the date of death or the earlier expiration of the Option in accordance with its terms, in each case by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance, or by any Transferee, as the case may be, but only to the extent of the right to exercise in effect as of the date of death or that would have accrued had the Optionee continued living one (1) month after the date of death; or
(ii)    within thirty (30) days or such other period of time as is determined by the Committee not exceeding three (3) months (or, provided that the applicable Option is not an Incentive Stock Option, such longer period of time as may be determined by the Committee) after the termination of the Optionee’s Continuous Status as an Employee (other than due to a termination for cause, in which case clause (i) of Section 7.3(b) shall govern), the Option may be exercised, at any time within three (3) months following the date of death or the earlier expiration of the Option in accordance with its terms, in each case by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance, or by any Transferee, as the case may be, but only to the extent of the right to exercise that had accrued at the date of termination the Optionee’s Continuous Status as an Employee.
7.4    Transferability of Options.    During an Optionee’s lifetime, an Option may be exercisable only by the Optionee and an Option granted under this Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be sold, pledged, assigned, hypothecated, transferred or otherwise disposed of in any manner (whether by operation of law or otherwise) other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by applicable law and Rule 16b-3, the Committee may determine that an Option may be transferred by an Optionee to any of the following: (i) a family member of the Optionee; (ii) a trust established primarily for the benefit of the Optionee and/or a family member of said Optionee in which the Optionee and/or one or more of his family members collectively have a more than fifty percent (50%) beneficial interest; (iii) a foundation in which such persons collectively control the management of assets; (iv) any other legal entity in which such persons collectively own more than fifty percent (50%) of the voting interests; or (v) any charitable organization exempt from income tax under Section 501(c)(3) of the Code (collectively, a “Transferee”); provided, however, that in no event shall an Incentive Stock Option be transferable if such transferability would violate the applicable requirements under Section 422 of the Code.

Any other attempt to sell, pledge, assign, hypothecate, transfer or otherwise dispose of any Option under this Plan or of any right or privilege conferred thereby, contrary to the provisions of this Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, shall be null and void.
8.    RESTRICTED STOCK AWARDS.
8.1    In General.
(a)    Each Restricted Stock Award shall be evidenced by an Award Notice issued by the Committee to the Award Recipient containing such terms and conditions not inconsistent with this Plan as the Committee may, in its discretion, prescribe, including, without limitation, any of the following terms or conditions:
(i)    the number of Shares covered by the Restricted Stock Award;
(ii)   the amount (if any) which the Award Recipient shall be required to pay to the Company in consideration for the issuance of such Shares (which shall in no event be less than the minimum amount required for such Shares to be validly issued, fully paid and nonassessable under applicable law);
(iii)   whether the Restricted Stock Award is a Performance-Based Award and, if it is, the applicable Performance Goal or Performance Goals;
(iv)   the date of grant of the Restricted Stock Award; and
(v)    the vesting date for the Restricted Stock Award.
(b)   All Restricted Stock Awards shall be in the form of issued and outstanding Shares that, in the discretion of the Committee, shall be either:
(i)    registered in the name of the Committee for the benefit of the Award Recipient and held by the Committee pending the vesting or forfeiture of the Restricted Stock Award;
(ii)   registered in the name of the Award Recipient and held by the Committee, together with a stock power executed by the Award Recipient in favor of the Committee, pending the vesting or forfeiture of the Restricted Stock Award; or
(iii)   registered in the name of and delivered to the Award Recipient.
In any event, the certificates evidencing the Shares shall at all times prior to the applicable vesting date bear the following legend:
The Class A Common Stock evidenced hereby is subject to the terms of a Restricted Stock Award agreement between BBX Capital Corporation and [Name of Award Recipient] dated [Date] made pursuant to the terms of the BBX Capital Corporation 2014 Stock Incentive Plan, copies of which are on file at the executive offices of BBX Capital Corporation, and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Agreement.
and/or such other restrictive legend as the Committee, in its discretion, may specify.
(c)    Except as otherwise provided by the Committee, a Restricted Stock Award shall not be transferable by the Award Recipient other than by will or by the laws of descent and distribution, and the Shares granted pursuant to such Restricted Stock Award shall be distributable, during the lifetime of the Award Recipient, only to the Award Recipient.

8.2    Vesting Date.
(a)    The vesting date for each Restricted Stock Award shall be determined by the Committee and specified in the Award Notice and, if no date is specified in the Award Notice, shall be the first anniversary of the date on which the Restricted Stock Award is granted. Unless otherwise determined by the Committee and specified in the Award Notice:
(i)    if the Service of an Award Recipient is terminated prior to the vesting date of a Restricted Stock Award for any reason other than death or Disability, any unvested Shares shall be forfeited without consideration (other than a refund to the Award Recipient of an amount equal to the lesser of (A) the cash amount, if any, actually paid by the Award Recipient to the Company for the Shares being forfeited and (B) the Fair Market Value of such Shares on the date of forfeiture);
(ii)    if the Service of an Award Recipient is terminated prior to the vesting date of a Restricted Stock Award on account of death or Disability, any unvested Shares with a vesting date that is during the period of six (6) months beginning on the date of termination of Service shall become vested on the date of termination of Service and any remaining unvested Shares shall be forfeited without consideration (other than a refund to the Award Recipient of an amount equal to the lesser of (A) the cash amount, if any, actually paid by the Award Recipient to the Company for the Shares being forfeited and (B) the Fair Market Value of such Shares on the date of forfeiture).
8.3    Performance-Based Restricted Stock Awards.
(a)    If the Committee determines that a Restricted Stock Award shall be a Performance-Based Restricted Stock Award, at the time of grant of the award, the Committee shall establish one or more Performance Goals, the attainment of which shall be a condition to the vesting and/or retention of the related Shares. The Performance Goals shall be selected from among the following:
(i)
  earnings per share;
(ii)
  total or net revenue;
(iii)
  revenue growth;
(iv)
  operating income;
(v)
  net operating income after tax;
(vi)
  pre-tax or after-tax income;
(vii)
  cash flow;
(viii)
  cash flow per share;
(ix)
  net income;
(x)
  EBIT;
(xi)
  EBITDA;
(xii)
  adjusted EBITDA;
(xiii)
  profit growth;
(xiv)
  return on equity;
(xv)
  return on assets;
(xvi)
  return on capital employed;
(xvii)
  economic value added (or an equivalent metric);
(xviii)
  core earnings;
(xix)
  share price performance or other measures of equity valuation;
(xx)
  other earnings criteria or profit-related return ratios;

(xxi)
  total shareholder return;
(xxii)
  market share;
(xxiii)
  expense levels;
(xxiv)
  working capital levels;
(xxv)
  strategic business objectives, consisting of one or more objectives based on meeting specified cost, profit, operating profit, sales, revenue, cash or cash generation targets or measures, or goals, including those relating to business expansion, business development, acquisitions or divestitures;
(xxvi)
  except in the case of a Covered Employee, any other performance criteria established by the Committee; or
(xxvii)
  any combination of (i) through (xxvi) above.
Performance Goals may be established on the basis of reported earnings or cash earnings, and consolidated results or the results of a business segment or individual business unit and may, in the discretion of the Committee, include or exclude certain items, including the operations or results of a business segment or individual business unit and/or the results of discontinued operations. Each Performance Goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company (or individual business segments or units) and/or the past or current performance of other companies. Performance Goals need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria).
(b)    At the time it grants a Performance-Based Restricted Stock Award, the Committee shall establish a Performance Measurement Period for each Performance Goal. The Performance Measurement Period shall be the period over which the Performance Goal is measured and its attainment is determined. If the Committee establishes a Performance Goal but fails to specify a Performance Measurement Period, the Performance Measurement Period shall be:
(i)    if the Performance-Based Restricted Stock Award is granted during the first three months of the Company’s fiscal year, the fiscal year of the Company in which the Performance-Based Restricted Stock Award is granted; and
(ii)    in all other cases, the period of four (4) consecutive fiscal quarters of the Company that begins with the fiscal quarter in which the Performance-Based Restricted Stock Award is granted.
(c)    Within a reasonable period of time as shall be determined by the Committee following the end of each Performance Measurement Period, the Committee shall determine, on the basis of such evidence as it deems appropriate, whether the Performance Goals for such Performance Measurement Period have been attained and, if they have been obtained, shall certify such fact in writing.
(d)    If the Performance Goals for a Performance-Based Restricted Stock Award have been determined and certified by the Committee to have been attained:
(i)    if the relevant vesting date has occurred, the Committee shall cause the ownership of the Shares subject to such Restricted Stock Award, together with all dividends and other distributions with respect thereto that have been accumulated, to be transferred on the stock transfer records of the Company, free of any restrictive legend other than as may be required by applicable law, to the Award Recipient; and
(ii)    in all other cases, the Shares shall continue in their current status pending the occurrence of the relevant vesting date or forfeiture of the Shares.
If any one or more of the relevant Performance Goals have been determined by the Committee to not have been attained, all of the Shares subject to such Restricted Stock Award shall be forfeited without consideration (other than a refund to the Award Recipient of an amount equal to the lesser of (A) the cash amount, if any, actually paid by the Award Recipient to the Company for the Shares being forfeited and (B) the Fair Market Value of such Shares on the date of forfeiture).

(e)    If the Performance Goals for any Performance Measurement Period shall have been affected by special factors (including material changes in accounting policies or practices, material acquisitions or dispositions of property, or other unusual items) that in the Committee’s judgment should or should not be taken into account, in whole or in part, in the equitable administration of this Plan, the Committee may, for any purpose of this Plan, adjust such Performance Goals and make payments accordingly under this Plan; provided, however, that any adjustments made in accordance with or for the purposes of this section 8.3(e) shall be disregarded for purposes of calculating the Performance Goals for a Performance-Based Restricted Stock Award to a Covered Employee if and to the extent that such adjustments would have the effect of increasing the amount of a Restricted Stock Award to such Covered Employee.
8.4    Dividend Rights.    Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid with respect to Shares subject to the Restricted Stock Award, whether or not in cash, shall be held and accumulated for distribution at the same time and subject to the same terms and conditions as the underlying Shares.
8.5    Voting Rights.    Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, the Award Recipient shall have the right to direct the voting of the Shares subject to the Restricted Stock Award.
8.6    Tender and Other Offers.    Each Award Recipient shall have the right to respond, or to direct the response, with respect to the Shares related to his or her Restricted Stock Award, to any tender offer, exchange offer, rights offer or other offer made to the holders of Shares. To the extent applicable, such a direction for any such Shares shall be given by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the Shares shall not be tendered or the Award Recipient shall be deemed to not have participated in such exchange, rights or other offer, as the case may be.
8.7    Designation of Beneficiary.    An Award Recipient may designate a Beneficiary to receive any unvested Shares that become available for distribution on the date of his or her death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Award Recipient dies prior to the Award Recipient, or in the event that no Beneficiary has been designated, any vested Shares that become available for distribution on the Award Recipient’s death shall be paid to the executor or administrator of the Award Recipient’s estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to the spouse or the descendants or blood relatives of such deceased person as the Committee may select.
8.8    Taxes.    The Company or the Committee shall have the right to require any person entitled to receive Shares pursuant to a Restricted Stock Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, or the person receiving the Shares pursuant to the Restricted Stock Award may otherwise satisfy the tax withholding requirement by surrendering, a sufficient number of shares of the Company’s capital stock to cover the amount required to be withheld.
9.    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.    Subject to any required action by the shareholders of the Company, in the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of Class A Common Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Class A Common Stock such that an adjustment is appropriate in the Committee’s discretion in order to prevent dilution or enlargement of the rights of Optionees and Award Recipients under this Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Class A Common Stock or other securities deemed to be available thereafter for grants of Options and Restricted Stock Awards under this Plan in the aggregate to all eligible individuals and individually to any one eligible individual, (ii) the number and kind of shares of Class A Common Stock or other securities that may be delivered or deliverable in respect of outstanding Options or Restricted Stock Awards, and (iii) the exercise price of Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Options and Restricted Stock Awards (including, without limitation, cancellation of Options or Restricted Stock Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Options or Restricted Stock Awards using stock of a successor or other Person) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Parent, Subsidiary or Affiliate of the Company, or the financial statements of the Company or any Parent, Subsidiary or Affiliate of the Company, or in response to changes in applicable laws, regulations, or account principles; provided, however, that any such adjustment to an Option or Performance-Based Restricted Stock Award granted to a Covered Employee with respect to the Company or its Parent, Subsidiaries or Affiliates shall conform to the requirements of section 162(m) of the Code and the regulations thereunder then in effect. In addition, each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code (or any successor provision), and in no event shall any adjustment be made which would cause any Incentive Stock Option granted hereunder to fail to constitute an “incentive stock option” as defined in Section 422 of the Code. The Committee’s determination shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Class A Common Stock subject to an Option or Restricted Stock Award.
In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another Person, the Committee or the Board of Directors may determine, in its discretion, that (i) if any such transaction is effected in a manner that causes holders of Class A Common Stock to be entitled to receive stock or other securities in exchange for such shares, then, as a condition of such transaction, lawful and adequate provision shall be made whereby the provisions of this Plan and the Options granted hereunder shall thereafter be applicable, as nearly equivalent as may be practicable, in relation to any shares of stock or securities thereafter deliverable upon the exercise of any Option or (ii) the Option will terminate immediately prior to the consummation of such proposed transaction. The Committee or the Board of Directors may, in the exercise of its discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee or the Board of Directors and give each Optionee or Transferee, if applicable, the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Options be cancelled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per optioned Share equal to the excess (if any) of the value exchanged for an outstanding Share in such merger, consolidation or other business reorganization over the exercise price of the Option being cancelled.
Unless otherwise determined by the Committee or the Board of Directors, in the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, any Restricted Stock Award with respect to which Shares had been awarded to an Award Recipient shall be adjusted by allocating to the Award Recipient the amount of money, stock, securities or other property to be received by the other shareholders of record, and such money, stock, securities or other property shall be subject to the same terms and conditions of the Restricted Stock Award that applied to the Shares for which it has been exchanged.
Without limiting the generality of the foregoing, the existence of outstanding Options or Restricted Stock Awards granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issuance by the Company of debt securities or preferred stock that would rank senior to the Shares subject to outstanding Options or Restricted Stock Awards; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.
10.    Compliance with Code Section 162(m).    It is the intent of the Company that Options granted to Covered Employees and Performance-Based Restricted Stock Awards to Covered

Employees shall constitute qualified “performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations thereunder, unless otherwise determined by the Committee at the time of grant of the Option or Restricted Stock Award. Accordingly, the applicable terms hereof, including the definition of “Covered Employee” and the provisions of Section 8.3, shall be interpreted in a manner consistent with Section 162(m) of the Code and the regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given person will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee as likely to be a Covered Employee with respect to a specified fiscal year. If any provision of this Plan or any Option Agreement or Award Notice relating to a Performance-Based Restricted Stock Award that is designated as intended to comply with Section 162(m) of the Code does not comply or is inconsistent with the requirements of Section 162(m) of the Code or the regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.
11.    AMENDMENT AND TERMINATION OF THIS PLAN.    The Board of Directors or the Committee may at any time and from time to time terminate, modify, suspend or amend this Plan, in whole or in part, provided, however, that no such termination, modification, suspension or amendment shall be effective without shareholder approval if such approval is required to comply with any applicable law or stock exchange rule. No termination, modification, suspension or amendment of this Plan shall, without the consent of an Optionee or Award Recipient, adversely affect his or her rights under any Option or Restricted Stock Award previously granted to the Optionee or Award Recipient, as the case may be. Notwithstanding any provision herein to the contrary, the Board of Directors or the Committee shall have broad authority to amend this Plan to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws.
12.    CONDITIONS UPON ISSUANCE OF SHARES.    Shares shall not be issued pursuant to the exercise of an Option or delivered with respect to a Restricted Stock Award unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto or the grant of a Restricted Stock Award and the delivery of Shares with respect thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
As a condition to the exercise of an Option, grant of a Restricted Stock Award or delivery of Shares with respect to an Option or Restricted Stock Award, the Company may require the Person exercising such Option or acquiring such Shares or Restricted Stock Award to represent and warrant at the time of any such exercise, grant or acquisition that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by applicable law. The Company shall not be required to deliver any Shares under this Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.
13.    RESERVATION OF SHARES.    The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of Class A Common Stock as shall be sufficient to satisfy the requirements of this Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.
14.    STOCK OPTION AGREEMENT; AWARD NOTICE.    Options shall be evidenced by written Stock Option Agreements and Restricted Stock Awards shall be evidenced by written Award Notices, each in such form as the Committee shall approve.
The date of grant of an Option or Restricted Stock Award shall, for all purposes, be the date on which the Committee makes the determination to grant such Option or Restricted Stock Award or such later date as the Committee may specify. Notice of the determination shall be given to each Optionee or Award Recipient within a reasonable time after the date of grant.

15.    SHAREHOLDER APPROVAL.    This Plan shall be subject to, and become effective upon, the approval by the shareholders of the Company holding shares of the Company’s common stock representing a majority of the votes entitled to be cast on this Plan. No Performance-Based Restricted Stock Awards shall be granted after the fifth (5th) anniversary of the effective date of this Plan unless, prior to such date, the listing of permissible Performance Goals set forth in Section 8.3 shall have been re-approved by the shareholders of the Company in the manner required by Section 162(m) of the Code and the regulations thereunder.
16.    OTHER PROVISIONS.    The Stock Option Agreements and Award Notices authorized under this Plan may contain such other provisions, including, without limitation, restrictions upon the exercise of the Option or vesting of the Restricted Stock Award, as the Board of Directors or the Committee shall deem advisable; provided such provisions may not be inconsistent with the terms hereof. Any Stock Option Agreement with respect to an Incentive Stock Option shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary in order to cause such Option to constitute an “incentive stock option” as defined in Section 422 of the Code.
17.    INDEMNIFICATION OF COMMITTEE MEMBERS.    In addition to such other rights of indemnification they may have as directors, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereon, to which they or any of them may be a party by reason of any action taken or any failure to act under or in connection with this Plan or any Option or Restricted Stock Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at the Company’s own expense, to handle and defend the same.
18.    NO OBLIGATION TO EXERCISE OPTION.    The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.
19.    WITHHOLDINGS; TAX MATTERS.
19.1   The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under this Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in the Stock Option Agreement, an Optionee shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by reducing the number of Shares subject to the Option (without issuance of such Shares to the Optionee) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a Share on the Option exercise date over the Option exercise price per Share.
19.2   If and to the extent permitted by the Committee and specified in an Award Notice for a Restricted Stock Award other than a Performance-Based Restricted Stock Award, an Award Recipient may be permitted or required to make an election under Section 83(b) of the Code to include the compensation related thereto in income for federal income tax purposes at the time of issuance of the Shares to such Award Recipient instead of at a subsequent vesting date. In such event, the Shares issued prior to their vesting date shall be issued in certificated form only, and the certificates therefor shall bear the following legend:
The Class A Common Stock evidenced hereby is subject to the terms of a Restricted Stock Award agreement between BBX Capital Corporation and [Name of Recipient] dated [Date] made pursuant to the terms of the BBX Capital Corporation 2014 Stock Incentive Plan, copies of which are on file at the executive offices of BBX Capital Corporation, and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Agreement.
or such other restrictive legend as the Committee, in its discretion, may specify.
In the event of the Award Recipient’s termination of Service prior to the relevant vesting date or forfeiture of the Shares for any other reason, the Award Recipient shall be required to return all forfeited Shares to the Company without consideration therefor (other than a refund to the Award Recipient of an amount equal to the lesser of (A) the cash amount, if any, actually paid by the Award Recipient to the Company for the Shares being forfeited and (B) the Fair Market Value of such Shares on the date of forfeiture).
20.    OTHER COMPENSATION PLANS.    The adoption of this Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Parent, Subsidiary or Affiliate of the Company, nor shall this Plan preclude the Company from establishing any other forms of incentive or other compensation for employees and directors of the Company or any Parent, Subsidiary or Affiliate of the Company, or for any other individual who performs services for the Company or any Parent, Subsidiary or Affiliate of the Company. Notwithstanding the foregoing, after the effective date of this Plan, the Company will not issue any awards under the Company’s 2005 Restricted Stock and Option Plan or the Company’s Amended and Restated 2001 Option Plan; however, this Plan shall not impact in any manner any awards previously granted under such prior plans.
21.    SINGULAR, PLURAL; GENDER.    Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.
22.    HEADINGS, ETC. NO PART OF PLAN.    Headings of Articles and Sections hereof are inserted for convenience and reference only; they constitute no part of this Plan.
23.    SEVERABILITY.    If any provision of this Plan is held to be invalid or unenforceable by a court of competent jurisdiction, then such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions of this Plan, and the provision held to be invalid or unenforceable shall be enforced as nearly as possible according to its original terms and intent to eliminate such invalidity or unenforceability.

BBX CAPITAL CORPORATION Form of Proxy Class A Common Stock ANNUAL MEETING OF SHAREHOLDERS OF BBX CAPITAL CORPORATION JUNE 12, 2014 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints John K. Grelle and David Friedman, and each of them acting alone, with the power to appoint his or her substitute, proxy to represent the undersigned and vote as designated on the reverse all of the shares of Class A Common Stock of BBX Capital Corporation held of record by the undersigned as of the close of business on April 29, 2014 at the Annual Meeting of Shareholders to be held on June 12, 2014 and at any adjournment or postponement thereof. (Continued and to be signed on the reverse side)

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]1. Election of seven directors, each for a term expiring at the Company’s 2015 Annual Meeting of Shareholders. NOMINEES: Alan B. Levan Norman H. Becker Steven M. Coldren Bruno L. Di Giulian Willis N. Holcombe Jarett S. Levan Anthony P. Segreto [ ] FOR ALL NOMINEES [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES [ ] FOR ALL EXCEPT (See instructions below) INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the nominee's name(s) below.________________________________________________________2. Approval of the Company’s 2014 Stock Incentive Plan. [ ] FOR [ ] AGAINST [ ] ABSTAIN 3. In his or her discretion, the proxy is authorized to vote upon such other matters as may properly come before the meeting. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR ALL" OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1 AND “FOR” PROPOSAL 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. Please mark box if you plan to attend this meeting. [ ] To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ] Signature of Shareholder:___________________________ Date:_______ Signature of Shareholder:_____________________________ Date: ______ NOTE: Please sign exactly as your name or names appear(s) on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.